UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23241

Virtus AllianzGI Convertible & Income 2024 Target Term Fund

(formerly known as AllianzGI Convertible & Income 2024 Target Term Fund)

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Angela Borreggine

Counsel, Chief Legal Officer and Secretary for Registrant

1540 Broadway

New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-254-5197

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

ITEM 1.	REPORT TO SHAREHOLDERS

ANNUAL REPORT

February 28, 2021

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund

(f/k/a AllianzGI Artificial Intelligence & Technology Opportunities Fund)

Virtus AllianzGI Convertible & Income 2024 Target Term Fund

(f/k/a AllianzGI Convertible & Income 2024 Target Term Fund)

Virtus AllianzGI Convertible & Income Fund

(f/k/a AllianzGI Convertible & Income Fund)

Virtus AllianzGI Convertible & Income Fund II

(f/k/a AllianzGI Convertible & Income Fund II)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-254-5197 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Schedules of Investments:

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-254-5197. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

MESSAGE TO SHAREHOLDERS

To Virtus Closed-End Fund Shareholders:

I am pleased to welcome you to the Virtus Funds. On February 1, 2021, Virtus Investment Partners finalized a strategic partnership with Allianz Global Investors (AllianzGI), and our subsidiaries are now the investment adviser and administrator of your Fund. Importantly, this partnership provides continuity in the investment approach and the portfolio team that manages your Fund.

This annual report reviews the performance of your Fund for the 12 months ended February 28, 2021. Strong monetary and fiscal support helped global markets recover from pandemic-related declines, particularly early in the period, and many indexes were able to post positive returns for the period despite the turmoil. U.S. large-capitalization stocks returned 31.29%, as measured by the S&P 500® Index, but lagged small-cap stocks, which gained 51.0%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 22.46%, but were outpaced by emerging markets, which gained 36.05%, as measured by the MSCI Emerging Markets Index (net). In fixed income markets, the yield on the 10-year Treasury was 1.44% on February 28, 2021, up from 1.13% on February 29, 2020. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.38%. Non-investment grade bonds were up 9.38% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

If you are new to the Virtus Funds, I encourage you to visit us at Virtus.com to learn more about our company and the many investment strategies we offer.

Our entire team looks forward to serving you. We are available to answer any questions you may have about your Fund and the transition to Virtus. Please call us at 1-800-254-5197 if you require assistance. Welcome to Virtus!

Sincerely,

George R. Aylward

President and Chief Executive Officer, Virtus Closed-End Funds

April 2021

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

FEBRUARY 28, 2021

Manager Comments – Allianz Global Investors (AllianzGI)

AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating the Fund’s assets. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio team at AllianzGI and covers the Fund’s performance for the year ended February 28, 2021.

How did the markets perform during the Fund’s fiscal year ended February 28, 2021?

After a steady start to 2020, global stocks and convertible securities changed direction as the COVID-19 outbreak started to spread beyond China. The selloff gathered pace in March as the draconian measures employed to curtail the virus caused the global economy to grind to a standstill, triggering fears of a severe global recession. After suffering their worst quarter since the 2008 financial crisis, global stocks and convertible securities rebounded during the second quarter, helped by unprecedented government and central bank stimulus policies that stabilized the financial markets, allowing investors to focus on the prospects of economic recovery.

Global equities and convertible securities surged over the second half of 2020, with many markets closing the year at or near record highs. November of 2020 was one of the strongest months on record, as positive vaccine news added to optimism over Joe Biden’s victory in the U.S. presidential election. The year ended on a positive note, with the U.K. and EU finally managing to agree on a post-Brexit trading relationship and several countries starting to roll out vaccines following regulatory approval.

The year 2021 started on a strong note, boosted by the prospect of further massive stimulus measures from the new U.S. presidential administration. Better-than-expected corporate profits, as well as optimism over the rollout of COVID-19 vaccines, further lifted sentiment. However, global stocks subsequently pulled back in February as sentiment, particularly toward highly valued growth stocks, was negatively affected by a sharp rise in bond yields amid growing inflationary concerns.

Artificial intelligence (“AI”) took center stage in 2020 to reveal how it could be harnessed in service of humanity. Leveraging AI, companies were able to quickly sequence the genome of the COVID-19 virus, isolate the spike protein used by the virus to spread, and create highly effective vaccines in record time. In addition, AI helped companies serve their customers digitally, manage logistics networks, and assist people in working and learning remotely, thereby allowing the economy to continue functioning despite the public health issues. Overall, we believe 2020 was the year that AI demonstrated its importance to the future of human progress.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended February 28, 2021, the Fund’s net asset value (NAV) returned 61.85%, and its market price returned 71.09%. For the same period, the Fund’s benchmark, the MSCI AC World Index (net), returned 30.25%.

In the Fund’s equity portfolio, relative performance during the period was driven by positive stock selection and industry positioning. Stock selection in the software and entertainment industries contributed to relative performance. Conversely, stock selection in the technology hardware, storage & peripherals, and interactive media & services industries detracted. From an

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

FEBRUARY 28, 2021

industry allocation perspective, an overweight allocation to the semiconductor & semiconductor equipment industry contributed to relative performance, while an underweight allocation to the technology hardware, storage & peripherals industry detracted.

With regard to the Fund’s convertible securities portfolio, all sectors positively contributed to performance. The top-contributing sectors were technology, consumer discretionary, and health care, while the energy, financial, and transportation sectors contributed the least.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

FEBRUARY 28, 2021

Manager Comments – Allianz Global Investors (AllianzGI)

AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating the Fund’s assets. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio team at AllianzGI and covers the Fund’s performance for the year ended February 28, 2021.

How did the markets perform during the Fund’s fiscal year ended February 28, 2021?

The performance of convertible securities, high-yield bonds, and leveraged loans over the reporting period was strong despite historic volatility. At first, these asset classes sold off aggressively as the global outbreak of the COVID-19 pandemic intensified. Convertible securities, high-yield bonds, and leveraged loans found a bottom in late March of 2020 and rebounded sharply over the remainder of the reporting period, resulting in gains across the three asset classes.

Multiple factors influenced the markets for convertible securities, high-yield bonds, and leveraged loans over the reporting period. These included unprecedented monetary policy and fiscal stimulus, stronger-than-expected corporate earnings, positive vaccine news, and constructive U.S. economic data.

The Federal Reserve’s (the “Fed”) response to the events that unfolded was extraordinary in historical terms considering its swiftness, scope, and willingness to do more. Additionally, throughout the reporting period, the Fed continued to confirm its highly accommodative stance. Fed Chair Jerome Powell commented during that time that interest rates would not rise any time soon, and inflation would be allowed to run above 2% for a time.

The fiscal response was also extraordinarily robust. Following the approval of $2.2 trillion in U.S. government aid earlier in the year, new legislation was signed into law in the fourth quarter of 2020 providing an additional $900 billion in fiscal stimulus and relief.

A weak first-quarter earnings season was followed by better-than-expected second-quarter results for companies listed in the S&P 500® Index. Third-quarter financial results exceeded estimates due to stronger-than-expected earnings and revenues. Of the companies listed in the S&P 500® Index that had reported fourth-quarter results through the end of the reporting period, 77% reported a positive earnings per share surprise.

Investor sentiment also benefited from encouraging vaccine news in late 2020, followed by vaccination rollouts and a decline in virus-related infections in early 2021.

Early in the reporting period, the economy decelerated and unemployment surged. However, data released over the remainder of the reporting period greatly improved. The economy rebounded, unemployment fell, manufacturing and non-manufacturing indexes returned to expansionary territory, and housing-related statistics were constructive. In addition, air travel and mobility statistics continued to recover. These factors helped end the fiscal year on a positive note.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended February 28, 2021, the Fund’s net asset value (NAV) returned 15.18%, and its market price returned 16.68%. For the same period, the Fund’s composite

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

FEBRUARY 28, 2021

benchmark, which consists of 40% ICE BofA All US Convertibles Index (representing convertible securities), 45% ICE BofA BB-B US High Yield Constrained Index (representing high yield bonds), and 15% Credit Suisse Leveraged Loan Index (representing leveraged loans), returned 24.94%. The underlying indexes returned 55.43% for convertible securities, 8.04% for high yield bonds, and 5.65% for leveraged loans.

The Fund benefited from its exposure to convertible securities, high-yield bonds, and leveraged loans. In addition to providing a positive total return, the Fund also delivered a high level of income over the reporting period.

Convertible sectors that had the greatest impact on performance were technology, consumer discretionary, and health care. Consumer staples and financials were the only sectors that detracted from performance.

Among high-yield holdings, the metals/mining excluding steel, financial services, and media content industries aided Fund performance the most. In contrast, energy, aerospace, and media exposures were sources of weakness.

Technology & electronics, air transportation, and cable & satellite TV were the top-contributing industries in the allocation to leveraged loans. Conversely, the energy, gaming, and recreation & travel industries weighed on performance.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

MANAGERS’ DISCUSSION OF FUND PERFORMANCE (Unaudited)

FEBRUARY 28, 2021

Manager Comments – Allianz Global Investors (AllianzGI)

AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating the Fund’s assets. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio team at AllianzGI and covers the Fund’s performance for the year ended February 28, 2021.

How did the markets perform during the Fund’s fiscal year ended February 28, 2021?

The performance of convertible securities and high-yield bonds over the reporting period was strong despite historic volatility. At first, these asset classes sold off aggressively as the global outbreak of the COVID-19 pandemic intensified. Convertible securities and high-yield bonds found a bottom in late March of 2020 and rebounded sharply over the remainder of the reporting period, resulting in gains across the two asset classes.

Multiple factors influenced the markets for convertible securities and high-yield bonds over the reporting period. These included unprecedented monetary policy and fiscal stimulus, stronger-than-expected corporate earnings, positive vaccine news, and constructive U.S. economic data.

The Federal Reserve’s (the “Fed”) response to the events that unfolded was extraordinary in historical terms considering its swiftness, scope, and willingness to do more. Additionally, throughout the reporting period, the Fed continued to confirm its highly accommodative stance. Fed Chair Jerome Powell commented during that time that interest rates would not rise any time soon, and inflation would be allowed to run above 2% for a time.

The fiscal response was also extraordinarily robust. Following the approval of $2.2 trillion in U.S. government aid earlier in the year, new legislation was signed into law in the fourth quarter of 2020 providing an additional $900 billion in fiscal stimulus and relief.

A weak first-quarter earnings season was followed by better-than-expected second-quarter results for companies listed in the S&P 500® Index. Third-quarter financial results exceeded estimates due to stronger-than-expected earnings and revenues. Of the companies listed in the S&P 500® Index that had reported fourth-quarter results through the end of the reporting period, 77% reported a positive earnings per share surprise.

Investor sentiment also benefited from encouraging vaccine news in late 2020, followed by vaccination rollouts and a decline in virus-related infections in early 2021.

Early in the reporting period, the economy decelerated and unemployment surged. However, data released over the remainder of the reporting period greatly improved. The economy rebounded, unemployment fell, manufacturing and non-manufacturing indexes returned to expansionary territory, and housing-related statistics were constructive. In addition, air travel and mobility statistics continued to recover. These factors helped end the fiscal year on a positive note.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended February 28, 2021, the Fund’s net asset value (NAV) returned 33.90%, and its market price returned 24.29%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA All US Convertibles Index (representing convertible

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

FEBRUARY 28, 2021

securities) and 50% ICE BofA US High Yield Index (representing high yield bonds), returned 30.31%. The underlying indexes returned 55.43% for convertible securities and 8.62% for high yield bonds.

The Fund benefited from its exposure to convertible securities and high-yield bonds. In addition to providing a positive total return, the Fund also delivered a high level of income over the reporting period.

Convertible sectors that had the greatest impact on performance were technology, consumer discretionary, and health care. Financials, consumer staples, and utilities were the only sectors that detracted from performance.

Among high yield holdings, the automotive, technology & electronics, and chemicals industries aided Fund performance the most. In contrast, theaters & entertainment, financial services, and support services were sources of weakness.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II (NCZ)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

FEBRUARY 28, 2021

Manager Comments – Allianz Global Investors (AllianzGI)

AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating the Fund’s assets. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio team at AllianzGI and covers the Fund’s performance for the year ended February 28, 2021.

How did the markets perform during the Fund’s fiscal year ended February 28, 2021?

The performance of convertible securities and high-yield bonds over the reporting period was strong despite historic volatility. At first, these asset classes sold off aggressively as the global outbreak of the COVID-19 pandemic intensified. Convertible securities and high-yield bonds found a bottom in late March of 2020 and rebounded sharply over the remainder of the reporting period, resulting in gains across the two asset classes.

Multiple factors influenced the markets for convertible securities and high-yield bonds over the reporting period. These included unprecedented monetary policy and fiscal stimulus, stronger-than-expected corporate earnings, positive vaccine news, and constructive U.S. economic data.

The Federal Reserve’s (the “Fed”) response to the events that unfolded was extraordinary in historical terms considering its swiftness, scope, and willingness to do more. Additionally, throughout the reporting period, the Fed continued to confirm its highly accommodative stance. Fed Chair Jerome Powell commented during that time that interest rates would not rise any time soon, and inflation would be allowed to run above 2% for a time.

The fiscal response was also extraordinarily robust. Following the approval of $2.2 trillion in U.S. government aid earlier in the year, new legislation was signed into law in the fourth quarter of 2020 providing an additional $900 billion in fiscal stimulus and relief.

A weak first-quarter earnings season was followed by better-than-expected second-quarter results for companies listed in the S&P 500® Index. Third-quarter financial results exceeded estimates due to stronger-than-expected earnings and revenues. Of the companies listed in the S&P 500® Index that had reported fourth-quarter results through the end of the reporting period, 77% reported a positive earnings per share surprise.

Investor sentiment also benefited from encouraging vaccine news in late 2020, followed by vaccination rollouts and a decline in virus-related infections in early 2021.

Early in the reporting period, the economy decelerated and unemployment surged. However, data released over the remainder of the reporting period greatly improved. The economy rebounded, unemployment fell, manufacturing and non-manufacturing indexes returned to expansionary territory, and housing-related statistics were constructive. In addition, air travel and mobility statistics continued to recover. These factors helped end the fiscal year on a positive note.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended February 28, 2021, the Fund’s net asset value (NAV) returned 33.51%, and its market price returned 22.81%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA All US Convertibles Index (representing convertible

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II (NCZ)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

FEBRUARY 28, 2021

securities) and 50% ICE BofA US High Yield Index (representing high yield bonds), returned 30.31%. The underlying indexes returned 55.43% for convertible securities and 8.62% for high yield bonds.

The Fund benefited from its exposure to convertible securities and high-yield bonds. In addition to providing a positive total return, the Fund also delivered a high level of income over the reporting period.

Convertible sectors that had the greatest impact on performance were technology, consumer discretionary, and health care. Financials, consumer staples, and utilities were the only sectors that detracted from performance.

Among high yield holdings, the automotive, technology & electronics, and chemicals industries aided Fund performance the most. In contrast, theaters & entertainment, support services, and financial services were sources of weakness.

KEY INVESTMENT TERMS (Unaudited)

FEBRUARY 28, 2021

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures fixed rate non-investment grade debt securities of U.S. corporations, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

Credit Suisse Leveraged Loan Index

The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

ICE BofA All US Convertibles Index

The ICE BofA All US Convertibles Index tracks the performance of publicly issued US dollar denominated convertible securities of U.S. companies. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

ICE BofA BB-B US High Yield Constrained Index

The ICE BofA BB-B US High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA BB-B U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure and is not available for direct investment.

ICE BofA US High Yield Index

The ICE BofA US High Yield Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

KEY INVESTMENT TERMS (Unaudited) (Continued)

FEBRUARY 28, 2021

MSCI All Country World Index (net)

The MSCI All Country (“AC”) World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)

FEBRUARY 28, 2021

For each Fund, the following tables present asset allocations by security type as a percentage of total investments as of February 28, 2021.

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund

Common Stock	45.7%

Convertible Bonds & Notes	44.6

Convertible Preferred Stock	3.9

Corporate Bonds & Notes	2.7

Cash & Equivalents – Net	3.1

Total	100.0%

Virtus AllianzGI Convertible & Income 2024 Target Term Fund

Convertible Bonds & Notes	39.2%

Corporate Bonds & Notes	31.1

Senior Loans	19.4

Common Stock	0.1

Cash & Equivalents – Net	10.2

Total	100.0%

Virtus AllianzGI Convertible & Income Fund

Convertible Bonds & Notes	42.9%

Corporate Bonds & Notes	29.2

Convertible Preferred Stock	17.1

Preferred Stock	0.8

Senior Loans	0.6

Common Stock	0.1

Cash & Equivalents – Net	9.3

Total	100.0%

Virtus AllianzGI Convertible & Income Fund II

Convertible Bonds & Notes	42.4%

Corporate Bonds & Notes	29.7

Convertible Preferred Stock	17.0

Preferred Stock	1.1

Senior Loans	0.6

Common Stock	0.1

Cash & Equivalents – Net	9.1

Total	100.0%

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	SHARES	VALUE

COMMON STOCK—47.7%

Air Freight & Logistics—1.2%
United Parcel Service, Inc., Class B	47,930	$7,564,792
XPO Logistics, Inc.(d)	38,450	4,483,270

		12,048,062

Airlines—0.3%
Delta Air Lines, Inc.	67,415	3,231,875

Auto Components—1.0%
Aptiv PLC	68,175	10,215,342

Banks—3.9%
Citigroup, Inc.	182,535	12,025,406
First Republic Bank	45,695	7,528,251
JPMorgan Chase & Co.	84,365	12,415,997
SVB Financial Group(d)	13,915	7,032,085

		39,001,739

Biotechnology—0.3%
Natera, Inc.(d)	21,745	2,524,377

Capital Markets—0.7%
Morgan Stanley	95,520	7,342,622

Communications Equipment—0.7%
Motorola Solutions, Inc.	42,870	7,522,828

Electrical Equipment—0.6%
Rockwell Automation, Inc.	22,930	5,578,410

Electronic Equipment, Instruments & Components—1.8%
Flex Ltd.(d)	656,100	11,934,459
Keysight Technologies, Inc.(d)	42,975	6,081,822

		18,016,281

Entertainment—2.3%
Roku, Inc.(d)	35,940	14,213,551
Walt Disney Co.(d)	44,565	8,424,568

		22,638,119

Equity Real Estate Investment Trusts (REITs)—0.3%
Equinix, Inc.	4,810	3,118,515

	SHARES	VALUE

Healthcare Equipment & Supplies—1.3%
Hologic, Inc.(d)	102,830	$7,413,015
Intuitive Surgical, Inc.(d)	7,640	5,629,152

		13,042,167

Healthcare Providers & Services—2.9%
Anthem, Inc.	25,335	7,681,319
Laboratory Corp. of America Holdings(d)	38,365	9,204,147
UnitedHealth Group, Inc.	35,855	11,911,748

		28,797,214

Hotels, Restaurants & Leisure—2.4%
DraftKings, Inc., Class A(d)(e)	63,515	3,908,078
Hilton Worldwide Holdings, Inc.	90,830	11,233,855
Starbucks Corp.	83,670	9,038,870

		24,180,803

Industrial Conglomerates—0.9%
Honeywell International, Inc.	47,115	9,533,720

Insurance—0.4%
Progressive Corp.	48,740	4,189,203

Interactive Media & Services—2.5%
Alphabet, Inc., Class A(d)	5,080	10,271,303
Facebook, Inc., Class A(d)	15,295	3,940,298
Pinterest, Inc., Class A(d)	48,405	3,900,475
Snap, Inc., Class A(d)	61,220	4,019,705
ZoomInfo Technologies, Inc., Class A(d)(e)	50,387	2,641,286

		24,773,067

Internet & Direct Marketing Retail—1.5%
Amazon.com, Inc.(d)	4,710	14,567,700

IT Services—3.6%
Mastercard, Inc., Class A	37,095	13,126,066
Twilio, Inc., Class A(d)	32,690	12,843,247
Visa, Inc., Class A	49,365	10,484,632

		36,453,945

See Notes to Financial Statements

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	SHARES	VALUE

Life Sciences Tools & Services—1.3%
IQVIA Holdings, Inc.(d)	68,685	$13,241,781

Machinery—2.2%
Deere & Co.	62,745	21,905,535

Semiconductors & Semiconductor Equipment—9.6%
Analog Devices, Inc.	43,815	6,827,253
Applied Materials, Inc.	70,110	8,286,301
Intel Corp.	24,665	1,499,139
Lam Research Corp.	13,210	7,492,580
Marvell Technology Group Ltd.	207,530	10,019,548
Micron Technology, Inc.(d)	148,425	13,585,340
NVIDIA Corp.	12,875	7,062,968
NXP Semiconductors NV	107,035	19,539,239
Qorvo, Inc.(d)	42,220	7,377,101
Skyworks Solutions, Inc.	63,095	11,219,553
Teradyne, Inc.	27,145	3,491,118

		96,400,140

Software—6.0%
Adobe, Inc.(d)	5,345	2,456,936
C3.ai, Inc., Class A(d)(e)	17,874	2,010,110
Cadence Design Systems, Inc.(d)	60,655	8,557,814
Crowdstrike Holdings, Inc., Class A(d)	61,665	13,319,640
Microsoft Corp.	76,095	17,682,956
Oracle Corp.	58,365	3,765,126
Salesforce.com, Inc.(d)	12,135	2,627,228
ServiceNow, Inc.(d)	19,040	10,157,078

		60,576,888
Total Common Stock (Cost—$369,500,459)		478,900,333

	PRINCIPAL AMOUNT (000s)

CONVERTIBLE BONDS & NOTES—46.6%

Airlines—0.7%
Southwest Airlines Co., 1.25%, 5/1/25	$4,000	6,725,000

	PRINCIPAL AMOUNT (000s)	VALUE

Auto Manufacturers—1.9%
NIO, Inc., zero coupon, 2/1/26(a)(b)	$6,000	$5,663,057
Tesla, Inc., 2.00%, 5/15/24	1,235	13,421,362

		19,084,419

Biotechnology—2.5%
Exact Sciences Corp., 0.375%, 3/1/28	4,000	5,332,521
Guardant Health, Inc., zero coupon, 11/15/27(a)(b)	7,000	9,033,408
Illumina, Inc., zero coupon, 8/15/23(e)	4,000	5,114,786
NeoGenomics, Inc., 0.25%, 1/15/28	5,000	5,337,539

		24,818,254

Commercial Services—3.9%
Alarm.com Holdings, Inc., zero coupon, 1/15/26(a)(b)	5,500	5,319,929
Chegg, Inc., zero coupon, 9/1/26(a)(b)	6,500	7,687,951
Repay Holdings Corp., zero coupon, 2/1/26(a)(b)	6,000	5,916,540
Shift4 Payments, Inc., zero coupon, 12/15/25(a)(b)	4,250	5,201,150
Square, Inc., 0.25%, 11/1/27(a)(b)(e)	12,500	14,814,698

		38,940,268

Computers—2.0%
Lumentum Holdings, Inc., 0.50%, 12/15/26	5,500	6,569,721
Varonis Systems, Inc., 1.25%, 8/15/25(a)(b)	3,100	6,415,140
Zscaler, Inc., 0.125%, 7/1/25(a)(b)	5,000	7,596,025

		20,580,886

See Notes to Financial Statements

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Diversified Financial Services—0.6%
LendingTree, Inc., 0.50%, 7/15/25(a)(b)	$6,365	$6,165,200

Electronics—0.4%
II-VI, Inc., 0.25%, 9/1/22	2,000	3,697,040

Energy-Alternate Sources—0.7%
Enphase Energy, Inc.(a)(b)
zero coupon, 3/1/26	3,500	3,425,922
zero coupon, 3/1/28	3,500	3,391,507

		6,817,429

Healthcare-Products—2.1%
Insulet Corp., 0.375%, 9/1/26	5,850	7,870,756
NanoString Technologies, Inc., 2.625%, 3/1/25(a)(b)	4,000	6,689,631
Novocure Ltd., zero coupon, 11/1/25(a)(b)	5,000	6,041,898

		20,602,285

Healthcare-Services—1.0%
Teladoc Health, Inc., 1.25%, 6/1/27(a)(b)	7,645	9,887,540

Internet—8.8%
Etsy, Inc., 0.125%, 9/1/27(a)(b)(e)	6,310	9,054,189
Farfetch Ltd., 3.75%, 5/1/27(a)(b)	1,340	5,605,318
Match Group Financeco 3, Inc., 2.00%, 1/15/30(a)(b)	4,000	7,819,326
Okta, Inc., 0.375%, 6/15/26(a)(b)	6,000	7,848,708
Palo Alto Networks, Inc., 0.75%, 7/1/23	5,600	8,089,874
Pinduoduo, Inc., zero coupon, 12/1/25	5,500	6,634,450

	PRINCIPAL AMOUNT (000s)	VALUE

Internet—continued
Shopify, Inc., 0.125%, 11/1/25(e)	$6,000	$7,623,750
Spotify USA, Inc., zero coupon, 3/15/26(a)(b)	2,745	2,745,000
Uber Technologies, Inc., zero coupon, 12/15/25(a)(b)	6,500	6,812,384
Wayfair, Inc., 0.625%, 10/1/25(a)(b)	6,000	6,204,234
Zendesk, Inc., 0.625%, 6/15/25(a)(b)	5,000	7,493,682
Zillow Group, Inc., 1.50%, 7/1/23	6,000	12,415,582

		88,346,497

Leisure—1.9%
NCL Corp., Ltd., 5.375%, 8/1/25(a)(b)	6,160	11,449,389
Peloton Interactive, Inc., zero coupon, 2/15/26(a)(b)	1,270	1,256,525
Royal Caribbean Cruises Ltd., 4.25%, 6/15/23(a)(b)	4,000	6,070,728

		18,776,642

Media—0.6%
Liberty Media Corp., 1.00%, 1/30/23(e)	5,000	6,461,415

Pharmaceuticals—0.9%
DexCom, Inc., 0.25%, 11/15/25(a)(b)	8,490	9,085,006

Real Estate—0.6%
Redfin Corp., zero coupon, 10/15/25(a)(b)	5,000	6,481,500

Semiconductors—4.5%
Cree, Inc., 0.875%, 9/1/23(e)	2,850	5,493,701
Inphi Corp., 0.75%, 4/15/25(a)(b)	2,875	4,089,747
Microchip Technology, Inc., 0.125%, 11/15/24(e)	10,697	12,529,396

See Notes to Financial Statements

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Semiconductors—continued
ON Semiconductor Corp., 1.625%, 10/15/23	$7,250	$14,740,328
Synaptics, Inc., 0.50%, 6/15/22	4,500	8,270,843

		45,124,015

Software—13.0%
Akamai Technologies, Inc., 0.125%, 5/1/25	3,580	4,224,842
Bandwidth, Inc., 0.25%, 3/1/26(a)(b)	3,000	5,506,843
Bentley Systems, Inc., 0.125%, 1/15/26(a)(b)	5,500	5,711,313
Bill.com Holdings, Inc., zero coupon, 12/1/25(a)(b)	5,750	7,429,215
Cerence, Inc., 3.00%, 6/1/25(a)(b)	2,000	6,184,964
Cloudflare, Inc., 0.75%, 5/15/25(a)(b)	2,750	5,772,177
Coupa Software, Inc., 0.375%, 6/15/26(a)(b)	5,500	7,670,958
Datadog, Inc., 0.125%, 6/15/25(a)(b)	5,500	7,149,178
DocuSign, Inc., zero coupon, 1/15/24(a)(b)	7,000	7,195,157
Five9, Inc., 0.50%, 6/1/25(a)(b)	5,500	8,470,970
HubSpot, Inc., 0.375%, 6/1/25(a)(b)	4,000	7,673,174
LivePerson, Inc., zero coupon, 12/15/26(a)(b)	6,500	7,412,976
MongoDB, Inc., 0.25%, 1/15/26	3,750	7,250,634
Nuance Communications, Inc., 1.00%, 12/15/35	3,000	5,677,230
Pegasystems, Inc., 0.75%, 3/1/25(a)(b)	5,500	6,639,863
RingCentral, Inc., zero coupon, 3/1/25(a)(b)	6,295	8,058,026

	PRINCIPAL AMOUNT (000s)	VALUE

Software—continued
Splunk, Inc., 1.125%, 6/15/27(a)(b)(e)	$5,500	$5,472,027
Workday, Inc., 0.25%, 10/1/22	4,500	7,721,932
Zynga, Inc., 0.25%, 6/1/24(e)	6,000	8,807,328

		130,028,807

Telecommunications—0.5%
Nice Ltd., zero coupon, 9/15/25(a)(b)(e)	5,000	5,469,068
Total Convertible Bonds & Notes (Cost—$373,614,204)		467,091,271

	SHARES

CONVERTIBLE PREFERRED STOCK—4.1%

Diversified Financial Services—0.4%
2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23(a)(b)	1,805	4,067,976

Healthcare-Products—1.5%
Avantor, Inc., 6.25%, 5/15/22, Ser. A	67,500	5,879,925
Danaher Corp., 4.75%, 4/15/22, Ser. A	6,200	9,448,800

		15,328,725

Semiconductors—1.7%
Broadcom, Inc., 8.00%, 9/30/22, Ser. A	11,250	17,007,863

Telecommunications—0.5%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23(a)(b)	4,330	4,725,921
Total Convertible Preferred Stock (Cost—$31,414,875)		41,130,485

See Notes to Financial Statements

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

CORPORATE BONDS & NOTES(a)(b)—2.9%

Computers—0.3%
Dell International LLC, 7.125%, 6/15/24(c)	$3,000	$3,104,400

Healthcare-Services—0.3%
Charles River Laboratories International, Inc., 5.50%, 4/1/26(c)	3,000	3,127,500

Internet—1.0%
Go Daddy Operating Co. LLC, 5.25%, 12/1/27(c)	3,000	3,150,000
Match Group Holdings II LLC, 5.00%, 12/15/27(c)	3,000	3,143,640
Netflix, Inc., 5.375%, 11/15/29(c)	3,000	3,544,350

		9,837,990

Pharmaceuticals—0.4%
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(c)	4,000	4,250,000

Telecommunications—0.9%
CommScope, Inc., 8.25%, 3/1/27(e)	4,000	4,214,960
LogMeIn, Inc., 5.50%, 9/1/27	4,000	4,180,000

		8,394,960
Total Corporate Bonds & Notes (Cost—$28,803,615)		28,714,850

	PRINCIPAL AMOUNT (000s)	VALUE

Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 2/26/21, 0.00%, due 3/1/21, proceeds $32,323,000; collateralized by U.S. Treasury Notes, 0.375%, due 11/30/25, valued at $32,969,491 including accrued interest (cost—$32,323,000)	$32,323	$32,323,000

Total Investments (Cost—$835,656,153)-104.5%		1,048,159,939

Other assets and liabilities, net—(4.5)%		(45,322,164)

Net Assets-100.0%		$1,002,837,775

Abbreviations:

LLC—Limited	Liability Company
REIT—Real	Estate Investment Trust

Footnote Legend:

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities may include Rule 144A securities. These securities have an aggregate value of $334,589,988, representing 33.4% of net assets.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At February 28, 2021, these securities amounted to a value of $334,589,988 or 33.4% of net assets.

(c)	All or a portion of the security segregated as collateral for the Liquidity Facility.
(d)	Non-income producing.
(e)	All or a portion of this security is on loan pursuant to the Liquidity Facility (see Note 8). The aggregate value of securities on loan is $18,417,779.

See Notes to Financial Statements

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

The following table summarizes the market value of the Fund’s investments as of February 28, 2021, based on the inputs used to value them (See Note 2A in the Notes to Financial Statements):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Total Value at 2/28/21
Assets:
Common Stock	$478,900,333	—	$478,900,333
Convertible Bonds & Notes	—	$467,091,271	467,091,271
Convertible Preferred Stock	32,336,588	8,793,897	41,130,485
Corporate Bonds & Notes	—	28,714,850	28,714,850
Repurchase Agreements	—	32,323,000	32,323,000

Total Investments	$511,236,921	$536,923,018	$1,048,159,939

There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2021.

There were no transfers into or out of Level 3 related to securities held at January 31, 2021.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

CONVERTIBLE BONDS & NOTES—53.6%

Auto Manufacturers—4.3%
NIO, Inc.,(a)(c) zero coupon, 2/1/26	$4,000	$3,775,371
0.50%, 2/1/27	5,000	4,549,885

		8,325,256

Biotechnology—5.9%
Illumina, Inc., zero coupon, 8/15/23(i)	2,105	2,691,656
Insmed, Inc., 1.75%, 1/15/25(g)	1,500	1,745,544
Ionis Pharmaceuticals, Inc., 0.125%, 12/15/24	4,000	4,022,276
Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	3,000	3,073,200

		11,532,676

Building Materials—2.3%
Patrick Industries, Inc., 1.00%, 2/1/23	4,000	4,531,745

Computers—1.2%
CyberArk Software Ltd., zero coupon, 11/15/24	2,000	2,331,200

Entertainment—1.8%
Live Nation Entertainment, Inc., 2.00%, 2/15/25(i)	3,000	3,442,500

Equity Real Estate Investment Trusts (REITs)—5.9%
Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22(i)	2,000	2,031,126
Redwood Trust, Inc., 5.625%, 7/15/24	5,000	4,923,667
Two Harbors Investment Corp., 6.25%, 1/15/22	4,495	4,584,900

		11,539,693

	PRINCIPAL AMOUNT (000s)	VALUE

Household Products—2.2%
NuVasive, Inc., 1.00%, 6/1/23(a)(c)(i)	$4,000	$4,295,587

Internet—4.0%
21Vianet Group, Inc., zero coupon, 2/1/26(a)(c)	500	496,896

Boingo Wireless, Inc., 1.00%, 10/1/23	3,350	3,070,090
Proofpoint, Inc., 0.25%, 8/15/24	4,000	4,259,996

		7,826,982

Leisure—1.2%
Royal Caribbean Cruises Ltd., 2.875%, 11/15/23(a)(c)	1,700	2,367,250

Media—3.3%
DISH Network Corp., 2.375%, 3/15/24	4,000	3,781,432
Liberty Broadband Corp., 2.75%, 9/30/50(a)(c)	2,500	2,592,691

		6,374,123

Oil, Gas & Consumable Fuels—1.6%
Helix Energy Solutions Group, Inc., 4.25%, 5/1/22(g)	2,000	1,930,366
Oil States International, Inc., 1.50%, 2/15/23	1,500	1,232,393

		3,162,759

Pharmaceuticals—3.6%
Flexion Therapeutics, Inc., 3.375%, 5/1/24(g)	3,000	2,679,375
Jazz Investments I Ltd., 1.50%, 8/15/24(g)	4,000	4,434,544

		7,113,919

Software—15.9%
Alteryx, Inc., 0.50%, 8/1/24(g)	4,000	3,956,941

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Software—continued
Benefitfocus, Inc., 1.25%, 12/15/23	$3,000	$2,761,988
DocuSign, Inc., zero coupon, 1/15/24(a)(c)(g)(i)	4,000	4,111,518
i3 Verticals LLC, 1.00%, 2/15/25(a)(c)(g)	5,000	5,318,235
New Relic, Inc., 0.50%, 5/1/23	4,000	3,963,439
Nutanix, Inc., zero coupon, 1/15/23	3,000	3,062,280
Pegasystems, Inc., 0.75%, 3/1/25(a)(c)	2,000	2,414,496
PROS Holdings, Inc., 1.00%, 5/15/24	4,000	4,158,841
RingCentral, Inc., zero coupon, 3/1/25(a)(c)(i)	1,055	1,350,471

		31,098,209

Telecommunications—0.4%
Infinera Corp., 2.125%, 9/1/24(g)	675	823,293
Total Convertible Bonds & Notes (Cost—$99,135,998)		104,765,192

CORPORATE BONDS & NOTES—42.5%

Aerospace & Defense—1.4%
Triumph Group, Inc.,(a)(c)
6.25%, 9/15/24	350	351,750
8.875%, 6/1/24(i)	2,140	2,364,700

		2,716,450

Auto Manufacturers—2.0%
Ford Motor Co., 8.50%, 4/21/23(g)	3,500	3,911,250

Commercial Services—2.9%
Avis Budget Car Rental LLC, 6.375%, 4/1/24(a)(c)(i)	3,000	3,041,250
RR Donnelley & Sons Co., 7.00%, 2/15/22	2,500	2,581,250

		5,622,500

	PRINCIPAL AMOUNT (000s)	VALUE

Computers—0.8%
Dell International LLC, 7.125%, 6/15/24(a)(c)(g)	$1,500	$1,552,200

Diversified Financial Services—4.7%
CCF Holdings LLC, PIK 10.75%, 10.75%, 12/15/23(a)(c)(e)(f)	2,634	554,160
Community Choice Financial Issuer LLC, 9.00%, 6/15/23(a)(c)(e)(f)	2,000	2,000,000
Navient Corp., 7.25%, 9/25/23(i)	3,000	3,255,000
OneMain Finance Corp., 8.25%, 10/1/23(g)(i)	3,000	3,412,500

		9,221,660

Engineering & Construction—1.7%
AECOM, 5.875%, 10/15/24(g)	3,000	3,330,000

Entertainment—3.6%
Cedar Fair L.P., 5.375%, 6/1/24(i)	3,000	3,007,500
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(a)(c)(i)	4,000	4,082,840

		7,090,340

Equity Real Estate Investment Trusts (REITs)—1.1%
Service Properties Trust, 4.35%, 10/1/24(g)	2,170	2,153,725

Lodging—1.9%
Wynn Las Vegas LLC, 5.50%, 3/1/25(a)(c)(i)	3,500	3,710,000

Machinery-Construction & Mining—1.6%
Terex Corp., 5.625%, 2/1/25(a)(c)(i)	3,000	3,078,750

Media—4.7%
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(i)	1,431	1,490,029

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Media—continued
CSC Holdings LLC, 5.25%, 6/1/24(i)	$3,000	$3,228,750
DISH DBS Corp.,
5.875%, 11/15/24(i)	3,285	3,437,440
6.75%, 6/1/21	1,000	1,011,250

		9,167,469

Mining—4.8%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(a)(c)(g)(i)	3,000	3,112,500
Constellium SE, 6.625%, 3/1/25(a)(c)(i)	3,000	3,053,100
Hudbay Minerals, Inc., 7.625%, 1/15/25(a)(c)	3,000	3,123,360

		9,288,960

Miscellaneous Manufacturing—1.8%
Koppers, Inc., 6.00%, 2/15/25(a)(c)(i)	3,500	3,609,375

Oil, Gas & Consumable Fuels—1.5%
Antero Resources Corp., 5.00%, 3/1/25	3,000	2,983,500

Telecommunications—6.6%
Cincinnati Bell, Inc., 7.00%, 7/15/24(a)(c)(i)	4,000	4,160,000
Hughes Satellite Systems Corp., 7.625%, 6/15/21(i)	3,000	3,048,750
Lumen Technologies, Inc., 7.50%, 4/1/24, Ser. Y(i)	2,000	2,245,000
Sprint Corp., 7.125%, 6/15/24	3,000	3,454,350

		12,908,100

Transportation—1.4%
XPO Logistics, Inc., 6.125%, 9/1/23(a)(c)(g)(i)	2,750	2,794,688
Total Corporate Bonds & Notes (Cost—$83,325,640)		83,138,967

	PRINCIPAL AMOUNT (000s)	VALUE

SENIOR LOANS(a)(b)— 26.6%

Aerospace & Defense—0.7%
TransDigm, Inc., (1 mo. LIBOR + 2.250%), 2.365%, 12/9/25, 2020 Term Loan F	$1,466	$1,446,299

Airlines—1.5%
Allegiant Travel Company, (3 mo. LIBOR + 3.000%), 3.198%, 2/5/24, 2020 Term Loan	1,477	1,459,869
American Airlines, Inc., (1 mo. LIBOR + 2.000%), 2.115%, 4/28/23, Repriced TL B due 2023	1,000	936,880
SkyMiles IP Ltd., (3 mo. LIBOR + 3.750%), 4.75%, 10/20/27, 2020 Skymiles Term Loan B	500	528,855

		2,925,604

Auto Components—0.8%
Adient US LLC, 05/06/2024, Term Loan B
4.365%, 5/6/24, Term Loan B	1,103	1,105,488
4.443%, 5/6/24, Term Loan B	375	376,016

		1,481,504

Chemicals—0.3%
PQ Corp., (3 mo. LIBOR + 2.250%), 2.462%, 2/7/27, 2018 Term Loan B	506	505,031

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Communications Equipment—0.8%
CommScope, Inc., (1 mo. LIBOR + 3.250%), 3.365%, 4/6/26, 2019 Term Loan B	$1,485	$1,481,488

Computers—0.8%
Cardtronics USA, Inc., (1 mo. LIBOR + 4.000%), 5.00%, 6/29/27, Term Loan B	995	995,627
Dell International LLC, (1 mo. LIBOR + 1.750%), 2.00%, 9/19/25, 2019 Term Loan B	663	665,306

		1,660,933

Construction & Engineering—0.5%
KBR, Inc., (1 mo. LIBOR + 2.750%), 2.865%, 2/5/27, 2020 Term Loan B	1,019	1,019,892

Distribution/Wholesale—0.5%
IAA, Inc., (1 mo. LIBOR + 2.250%), 2.375%, 6/28/26, Term Loan B	968	967,500

Diversified Telecommunication Services—0.5%
CenturyLink, Inc., (1 mo. LIBOR + 2.250%), 2.365%, 3/15/27, 2020 Term Loan B	990	985,723

Entertainment—0.9%
AMC Entertainment Holdings, Inc., (3 mo. LIBOR + 3.000%), 3.195%, 4/22/26, 2019 Term Loan B	983	840,981

	PRINCIPAL AMOUNT (000s)	VALUE

Entertainment—continued
Music Technology Holdings, LLC, (3 mo. PIK + 8.000%), 8.00%, 12/16/22, Fixed PIK Term Loan(f)	$326	$326,083
Stars Group Holdings B.V. (The), (3 mo. LIBOR + 3.500%), 3.754%, 7/10/25, 2018 USD Incremental Term Loan	644	646,697

		1,813,761

Food & Staples Retailing—0.5%
US Foods, Inc., (1 mo. LIBOR + 1.750%), 1.865%, 6/27/23, 2016 Term Loan B	965	955,395

Healthcare-Products—1.0%
Avantor Funding, Inc., 11/21/2024, USD Term Loan B3
3.25%, 11/21/24, USD Term Loan B3	1,142	1,143,797
3.50%, 11/8/27, 2020 Incremental Term Loan B4	285	286,513
Ortho-Clinical Diagnostics S.A., 06/30/25, 2018 Term Loan B
3.36%, 6/30/25, 2018 Term Loan B	81	81,560
3.363%, 6/30/25, 2018 Term Loan B	475	475,188

		1,987,058

Holding Companies-Diversified—0.4%
Travelport Finance (Luxembourg) S.a.r.l., (3 mo. LIBOR + 5.000%), 5.254%, 5/29/26, 2019 Term Loan	988	769,016

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Hotels, Restaurants & Leisure—1.0%
Playa Resorts Holding B.V., (1 mo. LIBOR + 2.750%), 3.75%, 4/29/24, 2017 Term Loan B	$965	$925,897
Scientific Games International, Inc., (1 mo. LIBOR + 2.750%), 2.865%, 8/14/24, 2018 Term Loan B5	970	953,956

		1,879,853

Internet—1.1%
Everi Payments, Inc., (1 mo. LIBOR + 2.750%), 3.50%, 5/9/24, Term Loan B	896	892,686
Go Daddy Operating Company, LLC, (1 mo. LIBOR + 1.750%), 1.865%, 2/15/24, 2017 Repriced Term Loan	1,222	1,219,804

		2,112,490

Internet Software & Services—0.9%
Blucora, Inc., (3 mo. LIBOR + 4.000%), 5.00%, 5/22/24, 2017 Term Loan B	744	744,565
Match Group, Inc., (3 mo. LIBOR + 1.750%), 1.948%, 2/13/27, 2020 Term Loan B	1,000	990,940

		1,735,505

Leisure Equipment & Products—0.5%
Callaway Golf Company, (1 mo. LIBOR + 4.500%), 4.611%, 1/2/26, Term Loan B	922	925,377

	PRINCIPAL AMOUNT (000s)	VALUE

Lodging—0.7%
Caesars Resort Collection, LLC, (1 mo. LIBOR + 2.750%), 2.865%, 12/23/24, 2017 1st Lien Term Loan B	$1,470	$1,455,926

Machinery—1.7%
Gardner Denver, Inc., (1 mo. LIBOR + 1.750%), 1.865%, 3/1/27, 2020 USD Term Loan B2	1,614	1,609,558
Harsco Corp., (1 mo. LIBOR + 2.250%), 2.438%, 12/6/24, 2017 Term Loan B1	192	191,295
Navistar International Corp., (1 mo. LIBOR + 3.500%), 3.62%, 11/6/24, 2017 1st Lien Term Loan B	1,466	1,465,629

		3,266,482

Media—5.4%
CSC Holdings, LLC, (1 mo. LIBOR + 2.250%), 2.361%, 1/15/26, 2018 Incremental Term Loan	1,237	1,229,417
Gray Television, Inc., (1 mo. LIBOR + 2.250%), 2.373%, 2/7/24, 2017 Term Loan B	1,432	1,427,070
Lions Gate Capital Holdings LLC, (1 mo. LIBOR + 2.250%), 2.365%, 3/24/25, 2018 Term Loan B	1,232	1,219,616

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Media—continued
Meredith Corp., (1 mo. LIBOR + 2.500%), 2.615%, 1/31/25, 2020 Term Loan B2	$1,247	$1,240,119
Nexstar Broadcasting, Inc., (1 mo. LIBOR + 2.750%), 2.873%, 9/18/26, 2019 Term Loan B4	1,312	1,313,033
Sinclair Television Group, Inc., (1 mo. LIBOR + 2.250%), 2.37%, 1/3/24, Term Loan B2	1,250	1,243,085
Virgin Media Bristol LLC, (1 mo. LIBOR + 2.500%), 2.612%, 1/31/28, USD Term Loan N	1,500	1,495,905
WideOpenWest Finance LLC, (1 mo. LIBOR + 3.250%), 4.25%, 8/18/23, 2017 Term Loan B	1,467	1,466,530

		10,634,775

Metal Fabricate/Hardware—0.3%
Advanced Drainage Systems, Inc., (1 mo. LIBOR + 2.250%), 2.375%, 7/31/26, Term Loan B	630	629,966

Oil, Gas & Consumable Fuels—0.1%
Lealand Finance Company B.V., Take Back Term Loan (1 mo. LIBOR + 1.000%), 1.115%, 3.000% PIK, 6/30/25	164	105,953

	PRINCIPAL AMOUNT (000s)	VALUE

Pharmaceuticals—1.4%
Bausch Health Companies, Inc., (1 mo. LIBOR + 3.000%), 3.115%, 6/2/25, 2018 Term Loan B	$852	$853,052
HLF Financing S.a r.l., (1 mo. LIBOR + 2.500%), 2.615%, 8/18/25, 2018 Term Loan B	978	978,028
Horizon Therapeutics USA, Inc., (1 mo. LIBOR + 2.000%), 5/22/26, Term Loan B(d)	1,000	1,000,000

		2,831,080

Professional Services—0.5%
Advantage Sales & Marketing, Inc., (3 mo. LIBOR + 5.250%), 6.00%, 10/28/27, 2020 Term Loan B	1,000	1,005,000

Semiconductors & Semiconductor Equipment—0.8%
Cohu, Inc., (1 mo. LIBOR + 3.000%), 3.115%, 10/1/25, 2018 Term Loan B	1,475	1,471,774

Software—1.8%
Banff Merger Sub, Inc., (1 mo. LIBOR + 3.750%), 3.898%, 10/2/25, 2018 USD Term Loan B	885	884,798
Camelot U.S. Acquisition 1 Co., (1 mo. LIBOR + 3.000%), 3.115%, 10/30/26, Term Loan B	1,209	1,208,539

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Software—continued
Upland Software, Inc., (1 mo. LIBOR + 3.750%), 3.865%, 8/6/26, 2019 Term Loan	$1,481	$1,479,858

		3,573,195

Specialty Retail—0.5%
Burlington Coat Factory Warehouse Corp., (1 mo. LIBOR + 1.750%), 1.86%, 11/17/24, 2017 Term Loan B5	861	852,819
Petco Health & Wellness Co, Inc., (3 mo. LIBOR + 3.250%), 1/26/23, 2017 Term Loan B(d)	180	179,775

		1,032,594

Technology Hardware, Storage & Peripherals—0.7%
NCR Corp., (3 mo. LIBOR + 2.500%), 2.72%, 8/28/26, 2019 Term Loan	1,470	1,457,680
Total Senior Loans (Cost—$52,182,267)		52,116,854

	SHARES

COMMON STOCK(h)- 0.2%

Banks—0.0%
CCF Holdings LLC Class A(e)(f)	6,549	—	*
CCF Holdings LLC Class B(e)(f)	7,142	1

		1

Energy Equipment & Services—0.1%
Mcdermott International Ltd.	71,796	61,027

Oil, Gas & Consumable Fuels—0.1%
Summit Midstream Partners L.P.	12,573	256,112
Total Common Stock (Cost—$1,505,481)		317,140

	PRINCIPAL AMOUNT (000s)	VALUE

Repurchase Agreements—13.9%
State Street Bank and Trust Co., dated 2/26/21, 0.00%, due 3/1/21, proceeds $27,209,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $19,863,331 including accrued interest and U.S. Treasury Notes, 1.875%, due 6/30/26, valued at $7,889,940 including accrued interest (cost—$27,209,000)	$27,209	$27,209,000

Total Investments (Cost—$263,358,386)—136.8%		267,547,153

Other assets and liabilities, net—(36.8)%		(71,940,759)

Net Assets—100.0%		$195,606,394

Abbreviations:

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

Footnote Legend:

*	Actual amount rounds to less than $1.
(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities may include Rule 144A securities. These securities have an aggregate value of $123,977,927, representing 63.4% of net assets.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on February 28, 2021.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At February 28, 2021, these securities amounted to a value of $71,861,073 or 36.7% of net assets.

(d)	This loan will settle after February 28, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(e)	Fair-Valued—Securities with an aggregate value of $2,554,161, representing 1.3% of net assets. See Note 2A in the Notes to Financial Statements.
(f)	Level 3 security. See Note 2A in the Notes to Financial Statements.
(g)	All or a portion of the security segregated as collateral for the Liquidity Facility.
(h)	Non-income producing.
(i)	All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $40,887,965.

The following table summarizes the market value of the Fund’s investments as of February 28, 2021, based on the inputs used to value them (See Note 2A in the Notes to Financial Statements):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total Value at 2/28/21
Assets:
Convertible Bonds & Notes	—	$104,765,192	—	$104,765,192
Corporate Bonds & Notes	—	80,584,807	$2,554,160	83,138,967
Senior Loans	—	51,790,771	326,083	52,116,854
Common Stock	$317,139	—	1	317,140
Repurchase Agreements	—	27,209,000	—	27,209,000

Total Investments	$317,139	$264,349,770	$2,880,244	$267,547,153

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2021, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 2/28/21
Investments in Securities—Assets
Corporate Bonds & Notes	$1,001,932	$261,843	(1)	$—	$29,616	$—	$(739,231)	$2,000,000	$—	$2,554,160
Senior Loans	—	326,083	(1)	—	—	—	—	—	—	326,083
Common Stock	1	—		—	—	—	—	—	—	1

Totals	$1,001,933	$587,926		$—	$29,616	$—	$(739,231)	$2,000,000	$—	$2,880,244

(1)	Payment-in-Kind
**	Security held by the Fund with an end of period value of $2,000,000 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2021.

	Ending Balance at 2/28/21	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities—Assets
Corporate Bonds & Notes	$554,160	Market and Company Comparables	EV Multiples	1.21x(0.81x-2.04x)
				0.66X (0.38x-0.90x)
				3.44x (1.36x-5.30x)
			Illiquidity Discount	20%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

The net change in unrealized appreciation/(depreciation) of Level 3 investments held at February 28, 2021 was $(741,731). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

CONVERTIBLE BONDS & NOTES—42.9%

Airlines—0.7%
Southwest Airlines Co., 1.25%, 5/1/25	$4,140	$6,960,375

Apparel & Textiles—0.8%
Iconix Brand Group, Inc., 5.75%, 8/15/23	14,740	7,370,000

Auto Manufacturers—2.1%
NIO, Inc.,(a)(c)
zero coupon, 2/1/26	2,010	1,897,124
0.50%, 2/1/27	2,500	2,274,942
Tesla, Inc., 2.00%, 5/15/24	1,495	16,246,913

		20,418,979

Banks—1.4%
BofA Finance LLC, 0.125%, 9/1/22	5,970	6,729,384
JPMorgan Chase Bank N.A., 0.125%, 1/1/23(a)(c)(n)	5,220	6,133,500

		12,862,884

Biotechnology—1.6%
Bridgebio Pharma, Inc., 2.25%, 2/1/29(a)(c)	3,125	3,261,162
Exact Sciences Corp., 0.375%, 3/1/28	5,125	6,832,293
Halozyme Therapeutics, Inc., 0.25%, 3/1/27(a)(c)	2,215	2,174,738
Insmed, Inc., 1.75%, 1/15/25	2,580	3,002,336

		15,270,529

Building Materials—1.0%
Patrick Industries, Inc., 1.00%, 2/1/23	8,820	9,992,498

Commercial Services—1.9%
Alarm.com Holdings, Inc., zero coupon, 1/15/26(a)(c)	3,150	3,046,868
Chegg, Inc., zero coupon, 9/1/26(a)(c)	4,915	5,813,274
Square, Inc., zero coupon, 5/1/26(a)(c)	8,400	9,674,705

		18,534,847

	PRINCIPAL AMOUNT (000s)	VALUE

Computers—0.9%
Lumentum Holdings, Inc., 0.50%, 12/15/26	$2,175	$2,598,026
Zscaler, Inc., 0.125%, 7/1/25(a)(c)	3,630	5,514,714

		8,112,740

Diversified Financial Services—0.3%
LendingTree, Inc., 0.50%, 7/15/25(a)(c)	3,290	3,186,725

Electronics—0.7%
II-VI, Inc., 0.25%, 9/1/22	3,630	6,710,127

Energy-Alternate Sources—1.0%
Enphase Energy, Inc.,(a)(c)
zero coupon, 3/1/26	2,310	2,261,109
zero coupon, 3/1/28	2,305	2,233,549
Plug Power, Inc., 3.75%, 6/1/25(a)(c)	570	5,364,768

		9,859,426

Entertainment—0.8%
Vail Resorts, Inc., zero coupon, 1/1/26(a)(c)	6,875	7,250,409

Equity Real Estate Investment Trusts (REITs)—0.9%
Pebblebrook Hotel Trust, 1.75%, 12/15/26	3,620	4,160,937
Two Harbors Investment Corp., 6.25%, 1/15/22	3,975	4,054,500

		8,215,437

Healthcare-Products—1.5%
Insulet Corp., 0.375%, 9/1/26	3,265	4,392,824
NanoString Technologies, Inc., 2.625%, 3/1/25(a)(c)	2,275	3,804,728
Natera, Inc., 2.25%, 5/1/27(a)(c)	1,865	5,802,006

		13,999,558

Healthcare-Services—0.9%
Teladoc Health, Inc., 1.25%, 6/1/27(a)(c)	6,315	8,167,406

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Home Builders—0.2%
Winnebago Industries, Inc., 1.50%, 4/1/25	$1,740	$2,305,311

Internet—7.7%
21Vianet Group, Inc., zero coupon, 2/1/26(a)(c)	2,620	2,603,736
Booking Holdings, Inc., 0.75%, 5/1/25(a)(c)(n)	3,120	4,715,030
Etsy, Inc., 0.125%, 9/1/27(a)(c)(n)	2,595	3,723,553
Expedia Group, Inc., zero coupon, 2/15/26(a)(c)	1,535	1,630,460
Match Group Financeco 2, Inc., 0.875%, 6/15/26(a)(c)	2,155	3,963,907
Match Group Financeco 3, Inc., 2.00%, 1/15/30(a)(c)	1,710	3,342,762
Palo Alto Networks, Inc., 0.375%, 6/1/25(a)(c)	2,850	3,832,204
Pinduoduo, Inc., zero coupon, 12/1/25	3,115	3,757,512
Snap, Inc., 0.75%, 8/1/26	4,940	14,487,637
Spotify USA, Inc., zero coupon, 3/15/26(a)(c)	3,370	3,370,000
Twitter, Inc., 0.25%, 6/15/24(n)	3,060	4,720,050
Uber Technologies, Inc., zero coupon, 12/15/25(a)(c)	5,275	5,528,511
Wayfair, Inc., 0.625%, 10/1/25(a)(c)	6,925	7,160,720
Zendesk, Inc., 0.625%, 6/15/25(a)(c)	3,615	5,417,932
Zillow Group, Inc., 1.50%, 7/1/23	2,660	5,504,241

		73,758,255

Iron/Steel—0.4%
Cleveland-Cliffs, Inc., 1.50%, 1/15/25	1,995	3,655,598

Leisure—2.2%
NCL Corp., Ltd.(a)(c),
5.375%, 8/1/25	3,550	6,598,268
6.00%, 5/15/24	920	2,184,737
Peloton Interactive, Inc., zero coupon, 2/15/26(a)(c)	3,460	3,423,289

	PRINCIPAL AMOUNT (000s)	VALUE

Leisure—continued
Royal Caribbean Cruises Ltd.,(a)(c)
2.875%, 11/15/23	$4,080	$5,681,400
4.25%, 6/15/23	1,710	2,595,236

		20,482,930

Machinery-Diversified—0.4%
Chart Industries, Inc., 1.00%, 11/15/24(a)(c)	1,700	4,263,350

Media—0.9%
DISH Network Corp., zero coupon, 12/15/25(a)(c)	3,705	3,659,482
Liberty Media Corp., 1.375%, 10/15/23	3,765	4,917,470

		8,576,952

Oil, Gas & Consumable Fuels—1.9%
EQT Corp., 1.75%, 5/1/26(a)(c)	7,180	10,530,136
Pioneer Natural Resources Co., 0.25%, 5/15/25(a)(c)	4,790	7,568,886

		18,099,022

Pharmaceuticals—1.1%
DexCom, Inc., 0.25%, 11/15/25(a)(c)	3,490	3,734,590
Jazz Investments I Ltd., 2.00%, 6/15/26(a)(c)	5,130	6,829,853

		10,564,443

Pipelines—2.1%
Cheniere Energy, Inc., 4.25%, 3/15/45	24,750	20,225,899

Retail—0.5%
Burlington Stores, Inc., 2.25%, 4/15/25(a)(c)	3,130	4,312,624

Semiconductors—2.1%
Advanced Micro Devices, Inc., 2.125%, 9/1/26	405	4,242,928
Cree, Inc., 1.75%, 5/1/26(a)(c)	755	1,868,189
Inphi Corp., 0.75%, 4/15/25(a)(c)	3,405	4,843,683

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Semiconductors—continued
ON Semiconductor Corp., 1.625%, 10/15/23	$2,270	$4,615,247
Synaptics, Inc., 0.50%, 6/15/22	2,185	4,015,954

		19,586,001

Software—5.8%
Akamai Technologies, Inc., 0.125%, 5/1/25	2,850	3,363,351
Bentley Systems, Inc., 0.125%, 1/15/26(a)(c)	3,870	4,018,688
Bill.com Holdings, Inc., zero coupon, 12/1/25(a)(c)	3,295	4,257,263
Cloudflare, Inc., 0.75%, 5/15/25(a)(c)	410	860,579
Coupa Software, Inc., 0.375%, 6/15/26(a)(c)	3,410	4,755,994
Datadog, Inc., 0.125%, 6/15/25(a)(c)	2,680	3,483,600
DocuSign, Inc., zero coupon, 1/15/24(a)(c)	4,410	4,532,949
HubSpot, Inc., 0.375%, 6/1/25(a)(c)	515	987,921
i3 Verticals LLC, 1.00%, 2/15/25(a)(c)	2,435	2,589,981
MicroStrategy, Inc., zero coupon, 2/15/27(a)(c)	1,945	1,806,917
Pegasystems, Inc., 0.75%, 3/1/25(a)(c)	2,555	3,084,518
RingCentral, Inc., zero coupon, 3/1/25(a)(c)	7,340	9,395,696
Splunk, Inc., 1.125%, 6/15/27(a)(c)	6,015	5,984,408
Workday, Inc., 0.25%, 10/1/22	2,900	4,976,356
Zynga, Inc., zero coupon, 12/15/26(a)(c)	1,115	1,292,226

		55,390,447

Telecommunications—1.1%
Infinera Corp., 2.125%, 9/1/24	3,605	4,396,996
Nice Ltd., zero coupon, 9/15/25(a)(c)	1,710	1,870,421

	PRINCIPAL AMOUNT (000s)	VALUE

Telecommunications—continued
Viavi Solutions, Inc., 1.00%, 3/1/24	$2,850	$3,913,928

		10,181,345

TOTAL CONVERTIBLE BONDS & NOTES
(Cost—$333,462,432)		408,314,117

CORPORATE BONDS & NOTES—29.2%

Advertising—0.2%
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(a)(c)	760	771,400
National CineMedia LLC, 5.875%, 4/15/28(a)(c)	915	841,800

		1,613,200

Aerospace & Defense—1.0%
TransDigm, Inc.,
5.50%, 11/15/27	2,240	2,301,152
6.50%, 5/15/25	5,620	5,727,480
Triumph Group, Inc.,(a)(c)
6.25%, 9/15/24	825	829,125
8.875%, 6/1/24	835	922,675

		9,780,432

Airlines—0.7%
American Airlines, Inc., 11.75%, 7/15/25(a)(c)	1,955	2,328,894
Delta Air Lines, Inc., 7.375%, 1/15/26(n)	3,595	4,210,517

		6,539,411

Auto Components—1.5%
Adient U.S. LLC, 7.00%, 5/15/26(a)(c)	2,955	3,180,658
American Axle & Manufacturing, Inc., 6.50%, 4/1/27(n)	3,540	3,696,256
Clarios Global L.P., 8.50%, 5/15/27(a)(c)	3,010	3,247,790
Goodyear Tire & Rubber Co., 5.00%, 5/31/26(n)	2,085	2,130,078
Tenneco, Inc., 7.875%, 1/15/29(a)(c)	2,050	2,297,855

		14,552,637

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Auto Manufacturers—1.5%
Ford Motor Co.,
9.00%, 4/22/25	$2,545	$3,078,877
9.625%, 4/22/30	2,205	3,119,414
Ford Motor Credit Co. LLC,
4.00%, 11/13/30(n)	745	761,763
5.125%, 6/16/25	735	793,800
Navistar International Corp., 6.625%, 11/1/25(a)(c)	1,845	1,917,287
Tesla, Inc., 5.30%, 8/15/25(a)(c)	4,215	4,386,550

		14,057,691

Chemicals—0.5%
Tronox, Inc., 6.50%, 4/15/26(a)(c)	4,690	4,848,381

Commercial Services—0.9%
Avis Budget Car Rental LLC, 5.75%, 7/15/27(a)(c)(n)	2,255	2,331,106
Herc Holdings, Inc., 5.50%, 7/15/27(a)(c)	2,170	2,283,925
Laureate Education, Inc., 8.25%, 5/1/25(a)(c)	1,405	1,471,738
United Rentals North America, Inc., 5.25%, 1/15/30	2,395	2,634,500

		8,721,269

Computers—0.1%
Dell International LLC, 7.125%, 6/15/24(a)(c)	1,405	1,453,894

Containers & Packaging—0.6%
Berry Global, Inc., 5.625%, 7/15/27(a)(c)	2,195	2,334,931
Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(a)(c)	3,020	3,238,950

		5,573,881

Distribution/Wholesale—0.3%
Performance Food Group, Inc., 5.50%, 10/15/27(a)(c)	2,875	3,019,009

	PRINCIPAL AMOUNT (000s)	VALUE

Diversified Financial Services—2.6%
CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75%(a)(c)(f)(h)	$22,780	$4,792,979
Community Choice Financial Issuer LLC, 9.00%, 6/15/23(a)(c)(f)(h)	6,000	6,000,000
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(a)(c)	1,400	1,438,500
Navient Corp.,
5.00%, 3/15/27	2,435	2,386,300
6.75%, 6/15/26	2,365	2,530,550
OneMain Finance Corp.,
6.625%, 1/15/28	1,810	2,058,332
8.25%, 10/1/23	4,935	5,613,562

		24,820,223

Electrical Equipment—0.2%
WESCO Distribution, Inc., 7.25%, 6/15/28(a)(c)	1,810	2,011,362

Entertainment—1.7%
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	4,990	2,744,500
Caesars Entertainment, Inc., 6.25%, 7/1/25(a)(c)	2,065	2,186,308
International Game Technology PLC, 6.25%, 1/15/27(a)(c)(i)	2,890	3,272,925
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(a)(c)	3,680	3,756,213
Scientific Games International, Inc., 8.25%, 3/15/26(a)(c)	2,080	2,204,862
Stars Group Holdings BV, 7.00%, 7/15/26(a)(c)	1,865	1,956,255

		16,121,063

Equity Real Estate Investment Trusts (REITs)—0.2%
Service Properties Trust,
4.35%, 10/1/24	595	590,538
4.50%, 3/15/25	880	880,000

		1,470,538

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Food & Beverage—0.6%
Albertsons Cos., Inc., 7.50%, 3/15/26(a)(c)	$495	$541,582
Kraft Heinz Foods Co., 6.50%, 2/9/40	2,255	3,100,437
U.S. Foods, Inc., 6.25%, 4/15/25(a)(c)	1,690	1,797,738

		5,439,757

Healthcare-Services—0.7%
Centene Corp., 5.375%, 6/1/26(a)(c)	1,460	1,525,539
Select Medical Corp., 6.25%, 8/15/26(a)(c)	1,640	1,754,800
Tenet Healthcare Corp., 6.25%, 2/1/27(a)(c)	3,590	3,789,245

		7,069,584

Home Builders—0.2%
Picasso Finance Sub, Inc., 6.125%, 6/15/25(a)(c)	1,480	1,580,226

Internet—0.7%
Go Daddy Operating Co. LLC, 5.25%, 12/1/27(a)(c)	2,220	2,331,000
Netflix, Inc., 5.375%, 11/15/29(a)(c)	1,730	2,043,908
Uber Technologies, Inc.(a)(c),
7.50%, 9/15/27	925	1,011,719
8.00%, 11/1/26	1,125	1,215,394

		6,602,021

Iron/Steel—0.4%
Cleveland-Cliffs, Inc., 5.875%, 6/1/27(n)	2,195	2,241,007
United States Steel Corp., 6.875%, 8/15/25(n)	1,745	1,719,916

		3,960,923

Leisure—0.6%
Carnival Corp.(a)(c),
5.75%, 3/1/27	760	771,514
10.50%, 2/1/26(n)	1,290	1,499,625
NCL Corp., Ltd., 5.875%, 3/15/26(a)(c)	1,485	1,492,128

	PRINCIPAL AMOUNT (000s)	VALUE

Leisure—continued
Royal Caribbean Cruises Ltd., 11.50%, 6/1/25(a)(c)	$1,450	$1,696,500

		5,459,767

Lodging—1.1%
Boyd Gaming Corp., 8.625%, 6/1/25(a)(c)	1,360	1,496,000
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(a)(c)	1,085	1,099,919
MGM Resorts International,
4.75%, 10/15/28	1,480	1,540,391
6.75%, 5/1/25	685	733,382
Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26(a)(c)	1,950	1,993,875
Wynn Las Vegas LLC, 5.50%, 3/1/25(a)(c)	3,225	3,418,500

		10,282,067

Machinery-Construction & Mining—0.4%
Terex Corp., 5.625%, 2/1/25(a)(c)	3,645	3,740,681

Media—1.8%
CCO Holdings LLC, 4.50%, 5/1/32(a)(c)	2,610	2,680,992
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	1,360	1,416,100
CSC Holdings LLC(a)(c),
5.75%, 1/15/30	685	731,032
7.50%, 4/1/28	2,230	2,456,256
DISH DBS Corp., 7.375%, 7/1/28	3,025	3,170,578
Gray Television, Inc., 4.75%, 10/15/30(a)(c)	1,480	1,480,000
LiveStyle, Inc., 9.625%, 2/1/19(a)(c)(e)(f)(h)(m)	4,671	5
Meredith Corp., 6.875%, 2/1/26(n)	1,740	1,775,391
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(a)(c)	2,120	2,239,250

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Media—continued
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(a)(c)	$1,495	$1,602,371

		17,551,975

Metal Fabricate/Hardware—0.4%
Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,830	3,895,646

Mining—1.1%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(a)(c)	1,420	1,473,250
Constellium SE, 6.625%, 3/1/25(a)(c)	2,110	2,147,347
Freeport-McMoRan, Inc., 5.25%, 9/1/29	2,265	2,521,579
Hudbay Minerals, Inc., 7.625%, 1/15/25(a)(c)	1,990	2,071,829
Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(a)(c)(n)	1,733	1,897,635

		10,111,640

Miscellaneous Manufacturing—0.2%
Koppers, Inc., 6.00%, 2/15/25(a)(c)	2,095	2,160,469

Oil, Gas & Consumable Fuels—2.0%
Antero Resources Corp., 7.625%, 2/1/29(a)(c)	1,455	1,551,394
CITGO Petroleum Corp., 6.375%, 6/15/26(a)(c)	680	690,200
CNX Resources Corp., 7.25%, 3/14/27(a)(c)(n)	2,430	2,600,100
Continental Resources, Inc.,
4.375%, 1/15/28(n)	905	952,259
5.75%, 1/15/31(a)(c)(i)	865	975,037
EQT Corp., 8.50%, 2/1/30	1,275	1,667,623
Occidental Petroleum Corp.,
5.55%, 3/15/26	2,510	2,679,425
6.625%, 9/1/30	2,035	2,314,812
PBF Holding Co. LLC, 6.00%, 2/15/28	2,495	1,584,325
PDC Energy, Inc., 5.75%, 5/15/26(i)	1,345	1,378,760

	PRINCIPAL AMOUNT (000s)	VALUE

Oil, Gas & Consumable Fuels—continued
Transocean, Inc., 8.00%, 2/1/27(a)(c)	$570	$356,250
USA Compression Partners L.P., 6.875%, 9/1/27	2,285	2,399,250

		19,149,435

Paper & Forest Products—0.2%
Mercer International, Inc., 5.125%, 2/1/29(a)(c)	1,470	1,490,492

Personal Products—0.2%
Edgewell Personal Care Co., 5.50%, 6/1/28(a)(c)	1,430	1,517,816

Pharmaceuticals—1.0%
AdaptHealth LLC, 4.625%, 8/1/29(a)(c)	1,490	1,492,369
Bausch Health Americas, Inc., 8.50%, 1/31/27(a)(c)	2,585	2,859,656
Bausch Health Cos., Inc., 7.25%, 5/30/29(a)(c)	2,140	2,370,863
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(a)(c)	2,235	2,374,688

		9,097,576

Pipelines—1.6%
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25(n)	1,080	1,085,994
6.00%, 2/1/29(a)(c)	1,130	1,117,999
DCP Midstream Operating L.P., 5.125%, 5/15/29	1,665	1,764,434
EQM Midstream Partners L.P.(a)(c),
4.75%, 1/15/31	755	727,631
6.50%, 7/1/27	1,415	1,517,885
NGL Energy Operating LLC, 7.50%, 2/1/26(a)(c)	745	768,106
NGL Energy Partners L.P., 7.50%, 4/15/26	3,240	2,660,850
NuStar Logistics L.P., 6.375%, 10/1/30	1,445	1,597,029

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Pipelines—continued
Targa Resources Partners L.P.,
6.50%, 7/15/27	$980	$1,053,657
6.875%, 1/15/29	2,300	2,550,125

		14,843,710

Real Estate—0.1%
Kennedy-Wilson, Inc., 5.00%, 3/1/31	1,420	1,466,150

Retail—0.2%
L Brands, Inc., 6.625%, 10/1/30(a)(c)	1,945	2,178,808

Semiconductors—0.4%
Amkor Technology, Inc., 6.625%, 9/15/27(a)(c)	3,750	4,068,750

Software—0.7%
Rackspace Technology Global, Inc., 5.375%, 12/1/28(a)(c)(n)	4,265	4,399,880
SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(c)	2,310	2,440,215

		6,840,095

Telecommunications—2.3%
Avaya, Inc., 6.125%, 9/15/28(a)(c)	2,040	2,195,550
Cincinnati Bell, Inc., 7.00%, 7/15/24(a)(c)	1,585	1,648,400
CommScope Technologies LLC, 6.00%, 6/15/25(a)(c)	4,204	4,274,837
Hughes Satellite Systems Corp., 6.625%, 8/1/26	1,460	1,629,944
LogMeIn, Inc., 5.50%, 9/1/27(a)(c)	1,590	1,661,550
Lumen Technologies, Inc.(a)(c),
4.50%, 1/15/29	1,480	1,477,558
5.125%, 12/15/26(n)	1,595	1,662,788
Plantronics, Inc., 4.75%, 3/1/29(a)(c)	705	703,238
Sprint Communications, Inc., 11.50%, 11/15/21	3,370	3,597,475
Sprint Corp., 7.625%, 3/1/26	2,665	3,272,300

		22,123,640

	PRINCIPAL AMOUNT (000s)	VALUE

Toys/Games/Hobbies—0.1%
Mattel, Inc., 5.875%, 12/15/27(a)(c)	$795	$865,457

Transportation—0.2%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27(a)(c)	1,500	1,711,050

TOTAL CORPORATE BONDS & NOTES
(Cost—$289,332,883)		277,790,726

	SHARES

CONVERTIBLE PREFERRED STOCK—17.1%

Auto Components—1.0%
Aptiv PLC, 5.50%, 6/15/23, Ser. A	56,155	9,588,466

Banks—4.2%
Bank of America Corp., 7.25%, Ser. L(g)	12,080	16,799,777
Wells Fargo & Co., 7.50%, Ser. L(g)	16,980	23,568,240

		40,368,017

Chemicals—0.3%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	66,540	3,247,152

Diversified Financial Services—0.5%
2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23(a)(c)	2,105	4,744,094

Electric Utilities—1.9%
NextEra Energy, Inc.,
5.279%, 3/1/23	78,590	3,826,547
6.219%, 9/1/23	254,310	12,351,837
Southern Co., 6.75%, 8/1/22, Ser. 2019	36,585	1,761,568

		17,939,952

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	SHARES	VALUE

Electronics—0.8%
Fortive Corp., 5.00%, 7/1/21, Ser. A	7,425	$7,163,491

Environmental Services—0.5%
GFL Environmental, Inc., 6.00%, 3/15/23	63,190	4,640,674

Equity Real Estate Investment Trusts (REITs)—1.3%
RLJ Lodging Trust, 1.95%, Ser. A(g)	493,060	12,686,434

Healthcare-Products—3.1%
Avantor, Inc., 6.25%, 5/15/22, Ser. A	84,600	7,369,506
Boston Scientific Corp., 5.50%, 6/1/23, Ser. A	71,510	7,910,436
Danaher Corp.,
4.75%, 4/15/22, Ser. A	8,695	13,251,180
5.00%, 4/15/23, Ser. B(n)	855	1,103,574

		29,634,696

Pharmaceuticals—0.3%
Elanco Animal Health, Inc., 5.00%, 2/1/23(n)	50,815	2,559,552

Semiconductors—2.6%
Broadcom, Inc., 8.00%, 9/30/22, Ser. A	16,190	24,476,204

Telecommunications—0.6%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23(a)(c)	5,345	5,833,729

TOTAL CONVERTIBLE PREFERRED STOCK
(Cost—$126,613,793)		162,882,461

PREFERRED STOCK(a)(f)(h)(l)(m)—0.8%

Media—0.8%
LiveStyle, Inc., Ser. A (cost—$339,949; purchased 2/3/16-10/31/16)(k)	3,554	536,832

	SHARES	VALUE

Media—continued
LiveStyle, Inc., Ser. B (cost—$7,507,017; purchased 2/3/16-11/30/16)(k)(j)	76,572	$7,657,200
LiveStyle, Inc., Ser. B	6,750	67

TOTAL PREFERRED STOCK
(Cost—$14,596,967)		8,194,099

	PRINCIPAL AMOUNT (000s)

SENIOR LOANS(a)(b)—0.6%

Entertainment—0.2%
Music Technology Holdings, LLC, (3 mo. PIK + 8.000%), 8.000%, 12/16/22, Fixed PIK Term Loan(h)	$1,776	1,775,900

Healthcare-Products—0.1%
Avantor Funding, Inc., (1 mo. LIBOR + 2.500%), 3.50%, 11/8/27, 2020 Incremental Term Loan B4	1,530	1,538,124

Software—0.2%
Camelot U.S. Acquisition 1 Co., (1 mo. LIBOR + 3.000%), 3.115%, 10/30/26, Term Loan B	1,541	1,539,953

Specialty Retail—0.1%
Petco Health & Wellness Co, Inc., (3 mo. LIBOR + 3.250%), 1/26/23, 2017 Term Loan B(d)	965	963,794

Total Senior Loans
(Cost—$5,804,317)		5,817,771

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	SHARES	VALUE

COMMON STOCK(l)—0.1%

Aerospace & Defense—0.0%
Erickson, Inc.(f)(h)	8,295	$212,684

Banks—0.0%
CCF Holdings LLC Class A(f)(h)(j)	56,642	6
CCF Holdings LLC Class B(f)(h)(j)	21,429	2

		8

Media—0.0%
LiveStyle, Inc. (cost—$0; purchased 2/3/16-11/30/16)(a)(f)(h)(j)(k)(m)	90,407	1

Textiles, Apparel & Luxury Goods—0.1%
Iconix Brand Group, Inc.	155,736	339,504

Total Common Stock
(Cost—$7,541,501)		552,197

	Units

WARRANTS(f)(h)(l)—0.0%

Advertising—0.0%
Affinion Group Holdings, Inc., exercise price $67.12, expires 4/1/24 (cost—$3,080,312; purchased 4/10/19)(k)	15,602	147,435

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21(a)(m)	19,500	—*
Total Warrants (Cost—$3,080,312)		147,435

	PRINCIPAL AMOUNT (000s)	VALUE

Repurchase Agreements—9.3%
State Street Bank and Trust Co., dated 2/26/21, 0.00%, due 3/1/21, proceeds $88,722,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/26, valued at $41,851,012 including accrued interest and U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $48,645,469 including accrued interest (cost—$88,722,000)	$88,722	$88,722,000

TOTAL INVESTMENTS
(Cost—$869,154,205)—100.0%		952,420,806

Other assets and liabilities, net		(45,201,994)

Preferred Shares		(323,275,000)

Net Assets Applicable to Common Shareholders		$583,943,812

Abbreviations:
LIBOR - London Inter-Bank Offered Rate
PIK - Payment-in-Kind
REIT -Real Estate Investment Trust

Footnote Legend:

*	Actual amount rounds to less than $1.
(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities may include Rule 144A securities. These securities have an aggregate value of $441,519,388, representing 46.4% of total investments.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on February 28, 2021.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At February 28, 2021, these securities amounted to a value of $427,507,517 or 73.2% of net assets.

(d)	This loan will settle after February 28, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(e)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(f)	Fair-Valued—Securities with an aggregate value of $19,347,211, representing 2.0% of total investments. See Note 2A in the Notes to Financial Statements.
(g)	Perpetual maturity. The date shown, if any, is the next call date.
(h)	Level 3 security. See Note 2A in the Notes to Financial Statements.
(i)	All or a portion of the security segregated as collateral for the Liquidity Facility.
(j)	Affiliated security.
(k)	Restricted. The aggregate cost of such securities is $10,927,278. The aggregate value is $8,341,468, representing 0.9% of total investments.
(l)	Non-income producing.
(m)

A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.9% of total investments.

(n)	All or a portion of this security is on loan pursuant to the Liquidity Facility (see Note 8). The aggregate value of securities on loan is $24,043,613.

The following table summarizes the market value of the Fund’s investments as of February 28, 2021, based on the inputs used to value them (See Note 2A in the Notes to Financial Statements):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total Value at 2/28/21
Assets:
Convertible Bonds & Notes	—	$408,314,117	—	$408,314,117
Corporate Bonds & Notes	—	266,997,742	$10,792,984	277,790,726
Convertible Preferred Stock	$152,304,638	10,577,823	—	162,882,461
Preferred Stock	—	—	8,194,099	8,194,099
Senior Loans	—	4,041,871	1,775,900	5,817,771
Common Stock	339,504	—	212,693	552,197
Warrants	—	—	147,435	147,435
Repurchase Agreements	—	88,722,000	—	88,722,000

Total Investments	$152,644,142	$778,653,553	$21,123,111	$952,420,806

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2021, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 2/28/21
Investments in Securities—Assets
Corporate Bonds & Notes	$8,813,358	$2,264,700	(1)	$(49,427	)(2)	$125,680	$(11,100,348)	$4,739,021	$6,000,000	$—	$10,792,984
Preferred Stock	8,194,099	—		—		—	—	—	—	—	8,194,099
Senior Loans	—	1,775,900		—		—	—	—	—	—	1,775,900
Common Stock	148,083	—		—		—	—	64,610	—	—	212,693
Warrants	20,284	—		—		—	—	127,151	—	—	147,435

Totals	$17,175,824	$4,040,600		$(49,427)		$125,680	$(11,100,348)	$4,930,782	$6,000,000	$—	$21,123,111

(1)	Payment-in-Kind
(2)	Removed via corporate action.
**	Security held by the Fund with an end of period value of $6,000,000 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2021:

	Ending Balance at 2/28/21	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities—Assets
Corporate Bonds & Notes:	$4,792,979	Market and Company Comparables	EV Multiples	1.21x (0.81x – 2.04x)
				3.44x (1.36x – 5.30x)
				0.66x (0.38x – 0.90x)
			Illiquidity Discount	20%
Preferred Stock:	$536,832	Market and Company Comparables	EV Multiples	1.66x (0.43x – 5.14x)
			Illiquidity Discount	25% – 55%
	7,657,267	Market and Company Comparables	EV Multiples	1.66x (0.43x – 5.14x)
			Illiquidity Discount	25% – 55%
Common Stock:	$212,684	Market and Company Comparables	EV Multiples	1.05x (0.67x – 1.43x)
				11.18x (4.56x – 46.78x)
				0.92x (0.49x – 1.31x)
			M&A Transaction Multiples	0.86x (0.41x – 1.96x)
			Illiquidity Discount	40%
Warrants:	$147,435	Market and Company Comparables	EV Multiples	2.08x (1.35x – 7.02x)
				10.70x (6.51x – 19.85x)
		Black-Scholes Model	Volatility	33.46%
			Implied Price	$55.77

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

The net change in unrealized appreciation/(depreciation) of Level 3 investments held at February 28, 2021 was $(6,078,936). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

CONVERTIBLE BONDS & NOTES—42.4%

Airlines—0.7%
Southwest Airlines Co., 1.25%, 5/1/25	$3,130	$5,262,313

Apparel & Textiles—0.8%
Iconix Brand Group, Inc., 5.75%, 8/15/23	11,140	5,570,000

Auto Manufacturers—2.1%
NIO, Inc.(a)(c),
zero coupon, 2/1/26	1,515	1,429,922
0.50%, 2/1/27	1,890	1,719,856
Tesla, Inc., 2.00%, 5/15/24	1,130	12,280,275

		15,430,053

Banks—1.3%
BofA Finance LLC, 0.125%, 9/1/22	4,515	5,089,308
JPMorgan Chase Bank N.A., 0.125%, 1/1/23(a)(c)	3,945	4,635,375

		9,724,683

Biotechnology—1.6%
Bridgebio Pharma, Inc., 2.25%, 2/1/29(a)(c)	2,350	2,452,394
Exact Sciences Corp., 0.375%, 3/1/28	3,875	5,165,880
Halozyme Therapeutics, Inc., 0.25%, 3/1/27(a)(c)	1,670	1,639,644
Insmed, Inc., 1.75%, 1/15/25	1,945	2,263,389

		11,521,307

Building Materials—1.0%
Patrick Industries, Inc., 1.00%, 2/1/23	6,680	7,568,015

Commercial Services—1.9%
Alarm.com Holdings, Inc., zero coupon, 1/15/26(a)(c)	2,380	2,302,078
Chegg, Inc., zero coupon, 9/1/26(a)(c)	3,715	4,393,960

	PRINCIPAL AMOUNT (000s)	VALUE

Commercial Services—continued
Square, Inc., zero coupon, 5/1/26(a)(c)	$6,350	$7,313,617

		14,009,655

Computers—0.8%
Lumentum Holdings, Inc., 0.50%, 12/15/26	1,645	1,964,944
Zscaler, Inc., 0.125%, 7/1/25(a)(c)	2,745	4,170,218

		6,135,162

Diversified Financial Services—0.3%
LendingTree, Inc., 0.50%, 7/15/25(a)(c)	2,480	2,402,152

Electronics—0.7%
II-VI, Inc., 0.25%, 9/1/22	2,725	5,037,217

Energy-Alternate Sources—1.0%
Enphase Energy, Inc.(a)(c),
zero coupon, 3/1/26	1,745	1,708,067
zero coupon, 3/1/28	1,745	1,690,908
Plug Power, Inc., 03.75%, 6/1/25(a)(c)	430	4,047,106

		7,446,081

Entertainment—0.8%
Vail Resorts, Inc., zero coupon, 1/1/26(a)(c)	5,185	5,468,126

Equity Real Estate Investment Trusts (REITs)—0.9%
Pebblebrook Hotel Trust, 1.75%, 12/15/26	2,730	3,137,944
Two Harbors Investment Corp., 6.25%, 1/15/22	3,025	3,085,500

		6,223,444

Healthcare-Products—1.5%
Insulet Corp., 0.375%, 9/1/26	2,470	3,323,208

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Healthcare-Products—continued
NanoString Technologies, Inc., 2.625%, 3/1/25(a)(c)	$1,725	$2,884,903
Natera, Inc., 2.25%, 5/1/27(a)(c)	1,410	4,386,504

		10,594,615

Healthcare-Services—0.9%
Teladoc Health, Inc., 1.25%, 6/1/27(a)(c)	4,770	6,169,204

Home Builders—0.2%
Winnebago Industries, Inc., 1.50%, 4/1/25	1,305	1,728,983

Internet—7.7%
21Vianet Group, Inc., zero coupon, 2/1/26(a)(c)	1,980	1,967,709
Booking Holdings, Inc., 0.75%, 5/1/25(a)(c)	2,360	3,566,497
Etsy, Inc., 0.125%, 9/1/27(a)(c)	1,960	2,812,395
Expedia Group, Inc., zero coupon, 2/15/26(a)(c)	1,155	1,226,828
Match Group Financeco 2, Inc., 0.875%, 6/15/26(a)(c)	1,625	2,989,025
Match Group Financeco 3, Inc., 2.00%, 1/15/30(a)(c)	1,290	2,521,733
Palo Alto Networks, Inc., 0.375%, 6/1/25(a)(c)	2,150	2,890,961
Pinduoduo, Inc., zero coupon, 12/1/25	2,350	2,834,720
Snap, Inc., 0.75%, 8/1/26	3,730	10,939,045
Spotify USA, Inc., zero coupon, 3/15/26(a)(c)	2,545	2,545,000
Twitter, Inc., 0.25%, 6/15/24	2,310	3,563,175
Uber Technologies, Inc., zero coupon, 12/15/25(a)(c)	3,980	4,171,275

	PRINCIPAL AMOUNT (000s)	VALUE

Internet—continued
Wayfair, Inc., 0.625%, 10/1/25(a)(c)	$5,230	$5,408,024
Zendesk, Inc., 0.625%, 6/15/25(a)(c)	2,730	4,091,550
Zillow Group, Inc., 1.50%, 7/1/23	2,005	4,148,873

		55,676,810

Iron/Steel—0.4%
Cleveland-Cliffs, Inc., 1.50%, 1/15/25	1,505	2,757,732

Leisure—2.1%
NCL Corp., Ltd.(a)(c),
5.375%, 8/1/25	2,650	4,925,467
6.00%, 5/15/24	695	1,650,426
Peloton Interactive, Inc., zero coupon, 2/15/26(a)(c)	2,610	2,582,308
Royal Caribbean Cruises Ltd.(a)(c),
2.875%, 11/15/23	3,070	4,274,975
4.25%, 6/15/23	1,290	1,957,810

		15,390,986

Machinery-Diversified—0.4%
Chart Industries, Inc., 1.00%, 11/15/24(a)(c)	1,285	3,222,591

Media—0.9%
DISH Network Corp., zero coupon, 12/15/25(a)(c)	2,795	2,760,662
Liberty Media Corp., 1.375%, 10/15/23	2,840	3,709,327

		6,469,989

Oil, Gas & Consumable Fuels—1.9%
EQT Corp., 1.75%, 5/1/26(a)(c)	5,415	7,941,600
Pioneer Natural Resources Co., 0.25%, 5/15/25(a)(c)	3,615	5,712,218

		13,653,818

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Pharmaceuticals—1.1%
DexCom, Inc., 0.25%, 11/15/25(a)(c)	$2,640	$2,825,019
Jazz Investments I Ltd., 2.00%, 6/15/26(a)(c)	3,870	5,152,345

		7,977,364

Pipelines—2.1%
Cheniere Energy, Inc., 4.25%, 3/15/45	18,700	15,281,790

Retail—0.5%
Burlington Stores, Inc., 2.25%, 4/15/25(a)(c)	2,365	3,258,580

Semiconductors—1.9%
Advanced Micro Devices, Inc., 2.125%, 9/1/26	305	3,195,291
Cree, Inc., 1.75%, 5/1/26(a)(c)	565	1,398,049
Inphi Corp., 0.75%, 4/15/25(a)(c)	1,985	2,823,703
ON Semiconductor Corp., 1.625%, 10/15/23	1,715	3,486,850
Synaptics, Inc., 0.50%, 6/15/22	1,645	3,023,453

		13,927,346

Software—5.8%
Akamai Technologies, Inc., 0.125%, 5/1/25	2,150	2,537,265
Bentley Systems, Inc., 0.125%, 1/15/26(a)(c)	2,925	3,037,380
Bill.com Holdings, Inc., zero coupon, 12/1/25(a)(c)	2,485	3,210,713
Cloudflare, Inc., 0.75%, 5/15/25(a)(c)	310	650,682
Coupa Software, Inc., 0.375%, 6/15/26(a)(c)	2,580	3,598,377
Datadog, Inc., 0.125%, 6/15/25(a)(c)	2,035	2,645,196
DocuSign, Inc., zero coupon, 1/15/24(a)(c)	3,330	3,422,839

	PRINCIPAL AMOUNT (000s)	VALUE

Software—continued
HubSpot, Inc., 0.375%, 6/1/25(a)(c)	$390	$748,134
i3 Verticals LLC, 1.00%, 2/15/25(a)(c)	1,840	1,957,111
MicroStrategy, Inc., zero coupon, 2/15/27(a)(c)	1,465	1,360,994
Pegasystems, Inc., 0.75%, 3/1/25(a)(c)	1,930	2,329,988
RingCentral, Inc., zero coupon, 3/1/25(a)(c)	5,540	7,091,575
Splunk, Inc., 1.125%, 6/15/27(a)(c)	4,550	4,526,859
Workday, Inc., 0.25%, 10/1/22	2,190	3,758,007
Zynga, Inc., zero coupon, 12/15/26(a)(c)	840	973,515

		41,848,635

Telecommunications—1.1%
Infinera Corp., 2.125%, 9/1/24	2,725	3,323,666
Nice Ltd., zero coupon, 9/15/25(a)(c)	1,290	1,411,019
Viavi Solutions, Inc., 1.00%, 3/1/24	2,150	2,952,612

		7,687,297
TOTAL CONVERTIBLE BONDS & NOTES
(Cost—$251,049,088)		307,443,948

CORPORATE BONDS & NOTES—29.7%

Advertising—0.2%
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(a)(c)	585	593,775
National CineMedia LLC, 5.875%, 4/15/28(a)(c)	715	657,800

		1,251,575

Aerospace & Defense—1.0%
TransDigm, Inc.,
5.50%, 11/15/27	1,735	1,782,366
6.50%, 5/15/25	4,290	4,372,044
Triumph Group, Inc.(a)(c)
6.25%, 9/15/24	640	643,200
8.875%, 6/1/24	640	707,200

		7,504,810

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Airlines—0.7%
American Airlines, Inc., 11.75%, 7/15/25(a)(c)	$1,475	$1,757,094
Delta Air Lines, Inc., 7.375%, 1/15/26	2,805	3,285,258

		5,042,352

Auto Components—1.5%
Adient U.S. LLC, 7.00%, 5/15/26(a)(c)	2,270	2,443,349
American Axle & Manufacturing, Inc., 6.50%, 4/1/27	2,695	2,813,957
Clarios Global L.P., 8.50%, 5/15/27(a)(c)	2,325	2,508,675
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	1,620	1,655,024
Tenneco, Inc., 7.875%, 1/15/29(a)(c)	1,570	1,759,821

		11,180,826

Auto Manufacturers—1.5%
Ford Motor Co.,
9.00%, 4/22/25	1,970	2,383,257
9.625%, 4/22/30	1,705	2,412,063
Ford Motor Credit Co. LLC,
4.00%, 11/13/30	575	587,938
5.125%, 6/16/25	570	615,600
Navistar International Corp., 6.625%, 11/1/25(a)(c)	1,415	1,470,440
Tesla, Inc., 5.30%, 8/15/25(a)(c)	3,285	3,418,699

		10,887,997

Chemicals—0.5%
Tronox, Inc., 6.50%, 4/15/26(a)(c)	3,550	3,669,883

Commercial Services—0.9%
Avis Budget Car Rental LLC, 5.75%, 7/15/27(a)(c)	1,740	1,798,725
Herc Holdings, Inc., 5.50%, 7/15/27(a)(c)	1,665	1,752,412

	PRINCIPAL AMOUNT (000s)	VALUE

Commercial Services—continued
Laureate Education, Inc., 8.25%, 5/1/25(a)(c)	$1,085	$1,136,538
United Rentals North America, Inc., 5.25%, 1/15/30	1,830	2,013,000

		6,700,675

Computers—0.1%
Dell International LLC, 7.125%, 6/15/24(a)(c)	1,090	1,127,932

Containers & Packaging—0.6%
Berry Global, Inc., 5.625%, 7/15/27(a)(c)	1,685	1,792,419

Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(a)(c)	2,315	2,482,837

		4,275,256

Distribution/Wholesale—0.3%
Performance Food Group, Inc., 5.50%, 10/15/27(a)(c)	2,230	2,341,701

Diversified Financial Services—2.8%
CCF Holdings LLC, PIK 10.75%, 10.75%, 12/15/23(a)(c)(f)(h)	16,985	3,573,679
Community Choice Financial Issuer LLC, 9.00%, 6/15/23(a)(c)(f)(h)	6,000	6,000,000
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(a)(c)	1,080	1,109,700
Navient Corp.,
5.00%, 3/15/27	1,880	1,842,400
6.75%, 6/15/26	1,815	1,942,050
OneMain Finance Corp.,
6.625%, 1/15/28	1,305	1,484,046
8.25%, 10/1/23	3,865	4,396,438

		20,348,313

Electrical Equipment—0.2%
WESCO Distribution, Inc., 7.25%, 6/15/28(a)(c)	1,380	1,533,525

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Entertainment—1.7%
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	$3,810	$2,095,500
Caesars Entertainment, Inc., 6.25%, 7/1/25(a)(c)	1,600	1,693,992
International Game Technology PLC, 6.25%, 1/15/27(a)(c)	2,260	2,559,450
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(a)(c)	2,830	2,888,610
Scientific Games International, Inc., 8.25%, 3/15/26(a)(c)	1,610	1,706,648
Stars Group Holdings BV, 7.00%, 7/15/26(a)(c)	1,110	1,164,312

		12,108,512

Equity Real Estate Investment Trusts (REITs)—0.2%
Service Properties Trust,
4.35%, 10/1/24	465	461,512
4.50%, 3/15/25	680	680,000

		1,141,512

Food & Beverage—0.6%
Albertsons Cos., Inc., 7.50%, 3/15/26(a)(c)	385	421,230
Kraft Heinz Foods Co., 6.50%, 2/9/40	1,745	2,399,230
U.S. Foods, Inc., 6.25%, 4/15/25(a)(c)	1,310	1,393,513

		4,213,973

Healthcare-Services—0.7%
Centene Corp., 5.375%, 6/1/26(a)(c)	1,130	1,180,726
Select Medical Corp., 6.25%, 8/15/26(a)(c)	1,275	1,364,250
Tenet Healthcare Corp., 6.25%, 2/1/27(a)(c)	2,780	2,934,290

		5,479,266

	PRINCIPAL AMOUNT (000s)	VALUE

Home Builders—0.2%
Picasso Finance Sub, Inc., 6.125%, 6/15/25(a)(c)	$1,145	$1,222,539

Internet—0.7%
Go Daddy Operating Co. LLC, 5.25%, 12/1/27(a)(c)	1,700	1,785,000
Netflix, Inc., 5.375%, 11/15/29(a)(c)	1,335	1,577,236
Uber Technologies, Inc.(a)(c),
7.50%, 9/15/27	715	782,031
8.00%, 11/1/26	865	934,503

		5,078,770

Iron/Steel—0.4%
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	1,695	1,730,527
United States Steel Corp., 6.875%, 8/15/25	1,330	1,310,881

		3,041,408

Leisure—0.6%
Carnival Corp.(a)(c),
5.75%, 3/1/27	585	593,863
10.50%, 2/1/26	1,000	1,162,500
NCL Corp., Ltd., 5.875%, 3/15/26(a)(c)	1,145	1,150,496
Royal Caribbean Cruises Ltd., 11.50%, 6/1/25(a)(c)	1,125	1,316,250

		4,223,109

Lodging—1.1%
Boyd Gaming Corp., 8.625%, 6/1/25(a)(c)	1,050	1,155,000

Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31 (a)(c)	840	851,550
MGM Resorts International,
4.75%, 10/15/28	1,145	1,191,722
6.75%, 5/1/25	530	567,434

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Lodging—continued
Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26(a)(c)	$1,485	$1,518,412
Wynn Las Vegas LLC, 5.50%, 3/1/25(a)(c)	2,480	2,628,800

		7,912,918

Machinery-Construction & Mining—0.4%
Terex Corp., 5.625%, 2/1/25(a)(c)	2,855	2,929,944

Media—1.9%
CCO Holdings LLC, 4.50%, 5/1/32(a)(c)	1,985	2,038,992
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	1,050	1,093,312
CSC Holdings LLC(a)(c),
5.75%, 1/15/30	530	565,616
7.50%, 4/1/28	1,705	1,877,989
DISH DBS Corp., 7.375%, 7/1/28	2,320	2,431,650
Gray Television, Inc., 4.75%, 10/15/30(a)(c)	1,145	1,145,000
LiveStyle, Inc., 9.625%, 2/1/19(a)(c)(e)(f)(h)(l)	3,589	4
Meredith Corp., 6.875%, 2/1/26	1,350	1,377,459
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(a)(c)	1,640	1,732,250
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(a)(c)	1,145	1,227,234

		13,489,506

Metal Fabricate/Hardware—0.4%
Park-Ohio Industries, Inc., 6.625%, 4/15/27	2,920	2,970,049

Mining—1.1%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(a)(c)	1,100	1,141,250
Constellium SE, 6.625%, 3/1/25(a)(c)	1,635	1,663,940

	PRINCIPAL AMOUNT (000s)	VALUE

Mining—continued
Freeport-McMoRan, Inc., 5.25%, 9/1/29	$1,750	$1,948,240
Hudbay Minerals, Inc., 7.625%, 1/15/25(a)(c)	1,535	1,598,119
Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(a)(c)	1,342	1,469,490

		7,821,039

Miscellaneous Manufacturing—0.2%
Koppers, Inc., 6.00%, 2/15/25(a)(c)	1,650	1,701,562

Oil, Gas & Consumable Fuels—2.0%
Antero Resources Corp., 7.625%, 2/1/29(a)(c)	1,130	1,204,862
CITGO Petroleum Corp., 6.375%, 6/15/26(a)(c)	530	537,950
CNX Resources Corp., 7.25%, 3/14/27(a)(c)	1,885	2,016,950
Continental Resources, Inc.,
4.375%, 1/15/28	705	741,815
5.75%, 1/15/31(a)(c)	670	755,231
EQT Corp., 8.50%, 2/1/30	980	1,281,781
Occidental Petroleum Corp.,
5.55%, 3/15/26	1,940	2,070,950
6.625%, 9/1/30	1,555	1,768,812
PBF Holding Co. LLC, 6.00%, 2/15/28	1,935	1,228,725
PDC Energy, Inc., 5.75%, 5/15/26	1,055	1,081,481
Transocean, Inc., 8.00%, 2/1/27(a)(c)	440	275,000
USA Compression Partners L.P., 6.875%, 9/1/27	1,750	1,837,500

		14,801,057

Paper & Forest Products—0.2%
Mercer International, Inc., 5.125%, 2/1/29(a)(c)	1,135	1,150,822

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Personal Products—0.2%
Edgewell Personal Care Co., 5.50%, 6/1/28(a)(c)	$1,105	$1,172,858

Pharmaceuticals—1.0%
AdaptHealth LLC, 4.625%, 8/1/29(a)(c)	1,155	1,156,837
Bausch Health Americas, Inc., 8.50%, 1/31/27(a)(c)	2,000	2,212,500
Bausch Health Cos., Inc., 7.25%, 5/30/29(a)(c)	1,640	1,816,923
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(a)(c)	1,710	1,816,875

		7,003,135

Pipelines—1.6%
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	835	839,634
6.00%, 2/1/29(a)(c)	875	865,708
DCP Midstream Operating L.P., 5.125%, 5/15/29	1,280	1,356,442
EQM Midstream Partners L.P.(a)(c)
4.75%, 1/15/31	585	563,794
6.50%, 7/1/27	1,100	1,179,981
NGL Energy Operating LLC, 7.50%, 2/1/26(a)(c)	575	592,834
NGL Energy Partners L.P., 7.50%, 4/15/26	2,490	2,044,912
NuStar Logistics L.P., 6.375%, 10/1/30	1,120	1,237,835
Targa Resources Partners L.P.,
6.50%, 7/15/27	750	806,370
6.875%, 1/15/29	1,750	1,940,312

		11,427,822

Real Estate—0.2%
Kennedy-Wilson, Inc., 5.00%, 3/1/31	1,105	1,140,913

	PRINCIPAL AMOUNT (000s)	VALUE

Retail—0.2%
L Brands, Inc., 6.625%, 10/1/30(a)(c)	$1,505	$1,685,916

Semiconductors—0.4%
Amkor Technology, Inc., 6.625%, 9/15/27(a)(c)	2,925	3,173,625

Software—0.7%
Rackspace Technology Global, Inc., 5.375%, 12/1/28(a)(c)	3,300	3,404,362
SS&C Technologies, Inc., 5.50%, 9/30/27(a)(c)	1,770	1,869,775

		5,274,137

Telecommunications—2.4%
Avaya, Inc., 6.125%, 9/15/28(a)(c)	1,580	1,700,475
Cincinnati Bell, Inc., 7.00%, 7/15/24(a)(c)	1,220	1,268,800
CommScope Technologies LLC, 6.00%, 6/15/25(a)(c)	3,245	3,299,678
Hughes Satellite Systems Corp., 6.625%, 8/1/26	1,130	1,261,532
LogMeIn, Inc., 5.50%, 9/1/27(a)(c)	1,230	1,285,350
Lumen Technologies, Inc.(a)(c),
4.50%, 1/15/29	1,145	1,143,111
5.125%, 12/15/26	1,225	1,277,062
Plantronics, Inc., 4.75%, 3/1/29(a)(c)	545	543,638
Sprint Communications, Inc., 11.50%, 11/15/21	2,580	2,754,150
Sprint Corp., 7.625%, 3/1/26	2,100	2,578,548

		17,112,344

Toys/Games/Hobbies—0.1%
Mattel, Inc., 5.875%, 12/15/27(a)(c)	610	664,061

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Transportation—0.2%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27(a)(c)	$1,160	$1,323,212

TOTAL CORPORATE BONDS & NOTES
(Cost—$223,528,947)		215,128,854

	SHARES

CONVERTIBLE PREFERRED STOCK—17.0%

Auto Components—1.0%
Aptiv PLC, 5.50%, 6/15/23, Ser. A	42,465	7,250,899

Banks—4.2%
Bank of America Corp., 7.25%, Ser. L(g)	9,140	12,711,089
Wells Fargo & Co., 7.50%, Ser. L(g)	12,835	17,814,980

		30,526,069

Chemicals—0.3%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	50,255	2,452,444

Diversified Financial Services—0.5%
2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23(a)(c)	1,590	3,583,425

Electric Utilities—1.9%
NextEra Energy, Inc.,
5.279%, 3/1/23	59,355	2,889,995
6.219%, 9/1/23	192,150	9,332,725
Southern Co., 6.75%, 8/1/22, Ser. 2019	27,630	1,330,385

		13,553,105

Electronics—0.7%
Fortive Corp., 5.00%, 7/1/21, Ser. A	5,610	5,412,416

	SHARES	VALUE

Environmental Services—0.5%
GFL Environmental, Inc., 6.00%, 3/15/23	47,745	$3,506,393

Equity Real Estate Investment Trusts (REITs)—1.3%
RLJ Lodging Trust, 1.95%, Ser. A(g)	372,000	9,571,560

Healthcare-Products—3.1%
Avantor, Inc., 6.25%, 5/15/22, Ser. A	63,980	5,573,297
Boston Scientific Corp., 5.50%, 6/1/23, Ser. A	54,045	5,978,458
Danaher Corp.,
4.75%, 4/15/22, Ser. A	6,575	10,020,300
5.00%, 4/15/23, Ser. B	645	832,521

		22,404,576

Pharmaceuticals—0.3%
Elanco Animal Health, Inc., 5.00%, 2/1/23	38,425	1,935,467

Semiconductors—2.6%
Broadcom, Inc., 8.00%, 9/30/22, Ser. A	12,265	18,542,350

Telecommunications—0.6%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23(a)(c)	4,040	4,409,404

TOTAL CONVERTIBLE PREFERRED STOCK
(Cost—$94,859,277)		123,148,108

PREFERRED STOCK(a)(f)(h)(k)(l)—1.1%

Media—1.1%
LiveStyle, Inc., Ser. A (cost—$348,430; purchased 2/3/16-11/1/16)(j)	3,554	536,832
LiveStyle, Inc., Ser. B (cost—$7,507,017; purchased 2/3/16-11/30/16)(i)(j)	76,572	7,657,200

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

	SHARES	VALUE

Media—continued
LiveStyle, Inc., Ser. B	5,000	$50
TOTAL PREFERRED STOCK (Cost—$12,855,447)		8,194,082

	PRINCIPAL AMOUNT (000s)
SENIOR LOANS(a)(b)—0.6%

Entertainment—0.2%
Music Technology Holdings, LLC, (3 mo. PIK + 8.000%), 8.00%, 12/16/22, Fixed PIK Term Loan(h)	$ 1,365	1,364,533

Healthcare-Products—0.1%
Avantor Funding, Inc., (1 mo. LIBOR + 2.500%), 3.50%, 11/8/27, 2020 Incremental Term Loan B4	1,180	1,186,266

Software—0.2%
Camelot U.S. Acquisition 1 Co., (1 mo. LIBOR + 3.000%), 3.115%, 10/30/26, Term Loan B	1,187	1,186,112

Specialty Retail—0.1%
Petco Animal Supplies, Inc., (3 mo. LIBOR + 3.250%), 0.00, 1/26/23, 2017 Term Loan B(d)	745	744,069
Total Senior Loans (Cost—$4,470,199)		4,480,980

	SHARES
COMMON STOCK(k)- 0.1%

Aerospace & Defense—0.0%
Erickson, Inc.(f)(h)	6,354	162,917

Banks—0.0%
CCF Holdings LLC, Class A(f)(h)	42,233	4
CCF Holdings LLC, Class B(f)(h)(i)	21,429	2

		6

	SHARES	VALUE
Media—0.0%
LiveStyle, Inc. (cost—$0; purchased 2/3/16-11/30/16)(a)(f)(h)(i)(j)(l)	90,407	$1

Textiles, Apparel & Luxury Goods—0.1%
Iconix Brand Group, Inc.	117,700	256,586
TOTAL COMMON STOCK (Cost—$5,799,566)		419,510

	UNITS
WARRANTS(f)(h)(k)—0.0%

Advertising—0.0%
Affinion Group Holdings, Inc., exercise price $67.12 expires 4/1/24 (cost—$2,371,020; purchased 4/10/19)(j)	12,009	113,483

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21(l)	19,500	— *
TOTAL WARRANTS (Cost—$2,371,020)		113,483

	PRINCIPAL AMOUNT (000s)

Repurchase Agreements—9.1%
State Street Bank and Trust Co., dated 2/26/21, 0.00%, due 3/1/21, proceeds $66,060,000; collateralized by U.S. Treasury Notes, 1.875%—2.125%, due 5/31/26-6/30/26, valued at $67,381,234 including accrued interest (cost—$66,060,000)	$66,060	66,060,000
TOTAL INVESTMENTS (Cost—$660,993,544)—100.0%		724,988,965
Other assets and liabilities, net		(12,470,131)
Preferred Shares		(271,525,000)

Net Assets Applicable to Common Shareholders		$440,993,834

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

Abbreviations:

LIBOR	- London Inter-Bank Offered Rate
PIK	- Payment-in-Kind
REIT	- Real Estate Investment Trust

Footnote Legend:

*	Actual amount rounds to less than $1.
(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities may include Rule 144A securities. These securities have an aggregate value of $338,437,243, representing 46.7% of total investments.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on February 28, 2021.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At February 28, 2021, these securities amounted to a value of $325,762,180 or 73.87% of net assets.

(d)	This loan will settle after February 28, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(e)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(f)	Fair-Valued—Securities with an aggregate value of $18,044,172, representing 2.5% of total investments. See Note 2A in the Notes to Financial Statements.
(g)	Perpetual maturity. The date shown, if any, is the next call date.
(h)	Level 3 security. See Note 2A in the Notes to Financial Statements.
(i)	Affiliated security.
(j)	Restricted. The aggregate cost of such securities is $10,226,467. The aggregate value is $8,307,516, representing 1.1% of total investments.
(k)	Non-income producing.
(l)

A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 1.1% of total investments.

The following table summarizes the market value of the Fund’s investments as of February 28, 2021, based on the inputs used to value them (See Note 2A in the Notes to Financial Statements):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total Value at 2/28/21
Assets:
Convertible Bonds & Notes	—	$307,443,948	—	$307,443,948
Corporate Bonds & Notes	—	205,555,171	$9,573,683	215,128,854
Convertible Preferred Stock	$115,155,279	7,992,829	—	123,148,108
Preferred Stock	—	—	8,194,082	8,194,082
Senior Loans	—	3,116,447	1,364,533	4,480,980
Common Stock	256,586	—	162,924	419,510
Warrants	—	—	113,483	113,483
Repurchase Agreements	—	66,060,000	—	66,060,000

Total Investments	$115,411,865	$590,168,395	$19,408,705	$724,988,965

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2021, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 2/28/21
Investments in Securities—Assets
Corporate Bonds & Notes	$6,570,787	$1,688,576	(1)	$(36,681	)(2)	$94,121	$(8,237,699)	$3,494,579	$6,000,000	$—	$9,573,683
Preferred Stock	8,194,082	—		—		—	—	—	—	—	8,194,082
Senior Loans	—	1,364,533	(1)	—		—	—	—	—	—	1,364,533
Common Stock	113,434	—		—		—	—	49,490	—	—	162,924
Warrants	15,613	—		—		—	—	97,870	—	—	113,483

Totals	$14,893,916	$3,053,109		$(36,681)		$94,121	$(8,237,699)	$3,641,939	$6,000,000	$—	$19,408,705

(1)	Payment-in Kind
(2)	Removed via corporate action
**	Security held by the Fund with an end of period value of $6,000,000 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

SCHEDULE OF INVESTMENTS (Continued)

FEBRUARY 28, 2021

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2021.

	Ending Balance at 2/28/21	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities—Assets
Corporate Bonds & Notes:
	$3,573,679	Market and Company Comparables	EV Multiples	1.21x (0.81x – 2.04x)
				3.44x (1.36x – 5.30x)
				0.66x (0.38x – 0.90x)
			Illiquidity Discount	20%
Preferred Stock:
	$8,194,082	Market and Company Comparables	EV Multiples	1.66x (0.43x – 5.14x)
			Illiquidity Discount	25% – 55%
Common Stock:
	$162,917	Market and Company Comparables	EV Multiples	1.05x (0.67x – 1.43x)
				11.18x (4.56x – 46.78x)
				0.92x (0.49x – 1.31x)
			M&A Transaction Multiples	0.86x (0.41x – 1.96x)
			Illiquidity Discount	40%
Warrants:
	$113,483	Market and Company Comparables	EV Multiples	2.08x (1.35x – 7.02x)
				10.70x (6.51x – 19.85x)
		Black-Scholes Model	Volatility	33.46%
			Implied Price	$55.77

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

The net change in unrealized appreciation/(depreciation) of Level 3 investments held at February 28, 2021 was $(4,530,438). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

FEBRUARY 28, 2021

	Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund	Virtus AllianzGI Convertible & Income 2024 Target Term Fund
Assets:
Investments, at value, including securities on loan of $18,417,779 and $40,887,965, respectively (cost—$803,333,153 and $236,149,386, respectively)	$1,015,836,939	$240,338,153
Repurchase agreements, at value and cost	32,323,000	27,209,000
Cash	954	153,041
Interest and dividends receivable	1,301,361	1,936,894
Investments in Affiliated Funds—Trustees Deferred Compensation Plan (see Note 4)	—	24,089
Receivable for investments sold	2,643,637	—
Prepaid expenses	9,289	3,601

Total Assets	1,052,115,180	269,664,778

Liabilities:
Loan payable (See Note 8)	30,000,000	69,700,000
Payable for investments purchased	13,347,113	3,012,934
Dividends payable to common and preferred shareholders	4,292,335	839,892
Investment management fees payable	986,249	128,193
Administration fees payable	8,405	20,426
Loan interest payable	19,961	46,832
Trustees Deferred Compensation Plan payable (see Note 3)	—	24,089
Accrued expenses	623,342	286,018

Total Liabilities	49,277,405	74,058,384

Net Assets Applicable to Common Shareholders	$1,002,837,775	$195,606,394

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$343	$183
Paid-in-capital in excess of par	686,497,137	178,760,588
Total distributable earnings (loss)	316,340,295	16,845,623

Net Assets Applicable to Common Shareholders	$1,002,837,775	$195,606,394

Common Shares Issued and Outstanding	34,338,682	18,258,516

Net Asset Value Per Common Share	$29.20	$10.71

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

FEBRUARY 28, 2021

	Virtus AllianzGI Convertible & Income Fund	Virtus AllianzGI Convertible & Income Fund II
Assets:
Investments, at value, including securities on loan of $24,043,613 and $0, respectively (cost—$772,925,188 and $587,426,527, respectively)	$856,041,597	$651,271,762
Investments in Affiliates, at value (cost—$7,507,017 and $7,507,017 respectively)	7,657,209	7,657,203
Repurchase agreements, at value and cost	88,722,000	66,060,000
Cash	6,606	3,662
Interest and dividends receivable	6,764,892	5,178,773
Receivable for investments sold	829,934	626,845
Deferred offering costs (see Note 9)	213,627	201,588
Investments in Affiliated Funds—Trustees Deferred Compensation Plan (see Note 4)	189,893	144,517
Prepaid expenses	29,956	55,379

Total Assets	960,455,714	731,199,729

Liabilities:
Loan payable (See Note 8)	28,851,500	—
Payable for investments purchased	18,702,884	14,146,933
Dividends payable to common and preferred shareholders	4,782,585	3,856,651
Loan interest payable	19,386	—
Investment management fees payable	401,948	289,814
Administration fees payable	72,684	55,318
Trustees Deferred Compensation Plan payable (see Note 4)	189,893	144,517
Accrued expenses	216,022	187,662

Total Liabilities	53,236,902	18,680,895

Auction-Rate Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 8,931 and 6,501 shares issued and outstanding, respectively)	223,275,000	162,525,000

Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 4,000,000 and 4,360,000 shares issued and outstanding, respectively)	100,000,000	109,000,000

Net Assets Applicable to Common Shareholders	$583,943,812	$440,993,834

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$904	$761
Paid-in-capital in excess of par	740,932,702	567,616,681
Total distributable earnings (loss)	(156,989,794)	(126,623,608)

Net Assets Applicable to Common Shareholders	$583,943,812	$440,993,834

Common Shares Issued and Outstanding	90,373,569	76,115,749

Net Asset Value Per Common Share	$6.46	$5.79

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

YEAR ENDED FEBRUARY 28, 2021

	Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund	Virtus AllianzGI Convertible & Income 2024 Target Term Fund
Investment Income:
Interest	$3,660,066	$10,236,628
Dividends (net of foreign withholding taxes of $22,262 and $0, respectively)	5,345,720	—
Miscellaneous	7	173,398

Total Investment Income	9,005,793	10,410,026

Expenses:
Investment advisory fees	10,478,468	1,834,372
Administration fees	80,668	20,426
Excise tax	414,663	134,593
Professional fees	248,512	138,864
Custodian and accounting agent	133,079	114,622
Interest expense on loan (Note 8)	206,506	677,574
Trustees’ fees and expenses	91,614	18,709
Printing fees and expenses	79,096	34,636
Transfer agent fees and expenses	25,200	25,200
Miscellaneous expenses	45,490	27,082

Total Expenses	11,803,296	3,026,078
Less: Reimbursement from Investment Adviser	(94,371)	(25,004)

Net Expenses	11,708,925	3,001,074

Net Investment Income (Loss)	(2,703,132)	7,408,952

Net Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	171,686,658	11,108,637
Net change in unrealized appreciation/depreciation of investments	236,027,418	7,246,383

Net realized and change in unrealized gain	407,714,076	18,355,020

Net Increase in Net Assets Resulting from operations	405,010,944	25,763,972

See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED FEBRUARY 28, 2021

	Virtus AllianzGI Convertible & Income Fund	Virtus AllianzGI Convertible & Income Fund II
Investment Income:
Interest	$30,466,126	$23,441,031
Dividends (net of foreign withholding taxes of $13,787 and $10,436, respectively)	9,957,678	7,556,939
Miscellaneous	11,517	8,850

Total Investment Income	40,435,321	31,006,820

Expenses:
Investment advisory fees	5,796,917	4,417,267
Administration fees	72,684	55,318
Interest expense on loan	280,474	—
Auction agent and commissions	219,990	168,080
Custodian and accounting agent	129,050	112,184
Professional fees	243,361	253,355
Printing fees and expenses	95,964	84,131
Trustees’ fees and expenses	50,712	38,292
Transfer agent fees and expenses	29,241	29,241
Miscellaneous expenses	113,856	119,886

Total Expenses	7,032,249	5,277,754
Less: Reimbursement from Investment Adviser	(106,841)	(97,409)

Net Expenses	6,925,408	5,180,345

Net Investment Income	33,509,913	25,826,475

Net Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	3,663,863	2,875,400
Net change in unrealized appreciation/depreciation of:
Investments	118,355,102	89,181,228
Investments in Affiliates	(8)	(8)

Net realized and change in unrealized gain	122,018,957	92,056,620

Net Increase in Net Assets resulting from operations	155,528,870	117,883,095

Dividends on Preferred Shares from Net Investment Income	(6,245,418)	(6,447,967)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	149,283,452	111,435,128

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund
	Year ended February 28, 2021	Period from October 31, 2019* through February 29, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,703,132)	$(339,951)
Net realized gain	171,686,658	31,371,579
Net change in unrealized appreciation/depreciation	236,027,418	(23,523,632)

Net increase in net assets resulting from investment operations	405,010,944	7,507,996

Dividends and Distributions to Shareholders	(85,438,632)	(11,154,676)

From Capital Share Transactions:
Net proceeds from shares issued in offering	449,443	686,362,700

Net Increase in net assets	320,021,755	682,716,020

Net Assets:
Beginning of period	682,816,020	100,000

End of period	$1,002,837,775	$682,816,020

Capital share transactions:
Shares outstanding, beginning of period	34,323,135	5,000
Shares issued	—	34,318,135
Shares issued for reinvestment of distributions	15,547	—

Shares outstanding, end of period	34,338,682	34,323,135

*	Commencement of operations.
–	May reflect actual amounts rounding to less than $1.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Virtus AllianzGI Convertible & Income 2024 Target Term Fund
	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,408,952	$7,800,171
Net realized gain	11,108,637	3,582,892
Net change in unrealized appreciation/depreciation	7,246,383	1,283,009

Net increase in net assets resulting from investment operations	25,763,972	12,666,072

Dividends and Distributions to Shareholders	(10,078,494)	(10,077,871)

From Capital Transactions:
Issued in reinvestment of distributions	13,559	—

Net increase in net assets	15,699,037	2,588,201

Net Assets:
Beginning of year	179,907,357	177,319,156

End of year	$195,606,394	$179,907,357

Capital share Transactions:
Shares outstanding, beginning of year	18,257,012	18,257,012
Shares issued for reinvestment of distributions	1,504	—

Shares outstanding, end of year	18,258,516	18,257,012

–	May reflect actual amounts rounding to less than $1.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Virtus AllianzGI Convertible & Income Fund
	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$33,509,913	$47,085,743
Net realized gain (loss)	3,663,863	(3,077,153)
Net change in unrealized appreciation/depreciation	118,355,094	954,471

Net increase in net assets resulting from investment operations	155,528,870	44,963,061

Dividends on Preferred Shares from Net Investment Income	(6,245,418)	(12,457,776)

Net increase in net assets applicable to common shareholders resulting from investment operations	149,283,452	32,505,285

Distributions to Common Shareholders from:
Distributable earnings	(28,244,569)	(37,568,976)
Return of capital	(18,749,687)	(20,275,298)

Total distributions to common shareholders	(46,994,256)	(57,844,274)

Common Share Transactions:
Reinvestment of distributions	21,612	4,324,311

Net increase (decrease) in net assets applicable to common shareholders	102,310,808	(21,014,678)

Net Assets Applicable to Common Shareholders:
Beginning of year	481,633,004	502,647,682

End of year	$583,943,812	$481,633,004

Common Shares Activity:
Common shares outstanding, beginning of year	90,369,581	89,613,563
Common shares issued for reinvestment of distributions	3,988	756,018

Common shares outstanding, end of year	90,373,569	90,369,581

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Virtus AllianzGI Convertible & Income Fund II
	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,826,475	$36,317,754
Net realized gain (loss)	2,875,400	(2,433,448)
Net change in unrealized appreciation/depreciation	89,181,220	793,357

Net increase in net assets resulting from investment operations	117,883,095	34,677,663

Dividends on Preferred Shares from Net Investment Income	(6,447,967)	(10,974,665)

Net increase in net assets applicable to common shareholders resulting from investment operations	111,435,128	23,702,998

Distributions to Common Shareholders from:
Distributable earnings	(20,131,983)	(27,490,452)
Return of capital	(14,690,973)	(14,454,556)

Total distributions to common shareholders	(34,822,956)	(41,945,008)

Common Share Transactions:
Reinvestment of distributions	—	2,723,158

Total increase (decrease) in net assets applicable to common shareholders	76,612,172	(15,518,852)

Net Assets Applicable to Common Shareholders:
Beginning of year	364,381,662	379,900,514

End of year	$440,993,834	$364,381,662

Common Shares Activity:
Common shares outstanding, beginning of year	76,115,749	75,583,392
Common shares issued for reinvestment of distributions	—	532,357

Common shares outstanding, end of year	76,115,749	76,115,749

–	May reflect actual amounts rounding to less than $1.

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND*

FOR THE YEAR ENDED FEBRUARY 28, 2021

Increase (Decrease) in Cash:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$25,763,972

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(234,451,566)
Proceeds from sales of long-term investments	255,327,823
Net purchases of short-term portfolio investments	(19,308,971)
Net change in unrealized appreciation/depreciation	(7,246,383)
Net amortization of premium or accretion of discounts on investments	(698,293)
Net realized gain	(11,108,637)
Increase in payable for investments purchased	1,537,565
Increase in investments in Affiliated Funds—Trustees Deferred Compensation Plan	(5,712)
Increase in Trustees Compensation Plan payable	5,712
Decrease in interest and dividends receivable	289,378
Increase in prepaid expenses	(457)
Increase in net investment advisory fees and administration fees payable	7,773
Increase in accrued expenses and other liabilities	92,140
Decrease in loan interest payable	(78,885)

Net cash provided by operating activities	10,125,459

Cash Flows used for Financing Activities:
Cash distributions paid to shareholders	(10,064,866)

Net cash used for financing activities	(10,064,866)

Net increase in cash	60,593

Cash at beginning of year	92,448

Cash at end of year	$153,041

Supplemental Cash Flow Information:
Reinvestment of dividends and distributions	$13,559
Cash paid for interest expense on loan	756,459

*

Statement of Cash Flows is not required for Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund and Virtus AllianzGI Convertible & Income Fund II.

See Notes to Financial Statements

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a common share outstanding throughout each period^)

	Year ended February 28, 2021		Period from October 31, 2019* through February 29, 2020
PER SHARE DATA:
Net asset value, beginning of period	$19.89		$20.00

Investment Operations:
Net investment income (loss)	(0.08)		(0.01)
Net realized and change in unrealized gain	11.88		0.23

Total from investment operations	11.80		0.22

Dividends and Distributions to Shareholders from:
Net investment income	—		—
Net realized gains	(2.49)		(0.33)

Total dividends and distributions to shareholders	(2.49)		(0.33)

Net asset value, end of period	$29.20		$19.89

Market price, end of period	$27.41		$17.72

Total Return, market value(1)	71.09%		(9.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,002,838		$682,816
Ratio of net expenses to average net assets, including interest expense(4)(5)	1.42	%(6)	1.34	%(2)(3)
Ratio of total expenses to average net assets, including interest expense and excluding reimbursement(4)	1.43	%(6)	1.34	%(2)(3)
Ratio of net investment income to average net assets	(0.33	)%(6)	(0.15	)%(2)(3)
Portfolio turnover rate	103%		56%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(1)

Total return, market value is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Annualized, unless otherwise noted.
(3)	Certain expenses incurred by the Fund were not annualized.
(4)	Interest expense relates to participation in the debt financing (See Note 8).
(5)	Ratio of net expenses, before interest expense, was 1.40% and 1.34% for the year ended February 28, 2021 and period ended February 29, 2020 respectively.
(6)	Inclusive of excise tax expense of 0.05% for the year ended February 28, 2021.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a common share outstanding throughout each period^)

	Year ended			Period from June 30, 2017* through February 28, 2018
	February 28, 2021	February 29, 2020	February 28, 2019

PER SHARE DATA:
Net asset value, beginning of period	$9.85	$9.71	$9.79	$9.84	**

Investment Operations:
Net investment income	0.41	0.43	0.48	0.35
Net realized and change in unrealized gain (loss)	1.00	0.26	(0.01)	(0.06)

Total from investment operations	1.41	0.69	0.47	0.29

Dividends and Distributions to Shareholders from:
Net investment income	(0.39)	(0.44)	(0.50)	(0.32)
Net realized gains	(0.16)	(0.11)	(0.05)	—

Total dividends and distributions to shareholders	(0.55)	(0.55)	(0.55)	(0.32)

Share Transactions:
Capital charge resulting from issuance of common shares and related offering costs	—	—	—	(0.02)

Net asset value, end of period	$10.71	$9.85	$9.71	$9.79

Market price, end of period	$10.04	$9.14	$9.00	$9.22

Total Return, market value(1)	16.68%	7.63%	3.72%	(4.59)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$195,606	$179,907	$177,319	$178,760
Ratio of net expenses to average net assets, including interest expense(4)(5)(6)	1.72%	2.38%	2.60%	2.14	%(2)(3)
Ratio of total expenses to average net assets, including interest expense and excluding reimbursement(4)(6)	1.73%	2.38%	2.60%	2.14	%(2)(3)
Ratio of net investment income to average net assets(6)	4.24%	4.34%	4.94%	5.47	%(2)(3)
Portfolio turnover rate	101%	86%	116%	66%

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a common share outstanding throughout each period^)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
**	Initial public offering price of $10.00 per share less sales load of 1.65% of the offering price.
(1)

Total return, market value is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Annualized, unless otherwise noted.
(3)	Certain expenses incurred by the Fund were not annualized.
(4)	Interest expense relates to participation in the debt financing (See Note 8).
(5)	Ratio of net expenses, before interest expense, was 1.33%, 1.31%, 1.36% and 1.23% for the years ended 2021, 2020 and 2019 and period ended 2018 respectively.
(6)

Inclusive of excise tax expense of 0.08%, 0.07%, 0.08% and 0.02% (not annualized) for the years ended February 28, 2021, February 29, 2020, February 28, 2019 and the period ended February 28, 2018, respectively.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period^)

	Year ended
PER SHARE DATA:	February 28, 2021	February 29, 2020	February 28, 2019		February 28, 2018	February 28, 2017
Net asset value, beginning of year	$5.33	$5.61	$6.54		$6.86	$5.50

Investment Operations:
Net investment income	0.37	0.52	0.56		0.69	0.73
Net realized and change in unrealized gain (loss)	1.35	(0.02)	(0.64)		(0.16)	1.44

Total from investment operations	1.72	0.50	(0.08)		0.53	2.17

Dividends on Preferred Shares from Net Investment Income:(1)	(0.07)	(0.14)	(0.12)		(0.07)	(0.03)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.65	0.36	(0.20)		0.46	2.14

Dividends and distributions to common shareholders from:
Net investment income	(0.31)	(0.42)	(0.50)		(0.77)	(0.78)
Return of capital	(0.21)	(0.22)	(0.28)		(0.01)	—

Total dividends and distributions to common shareholders	(0.52)	(0.64)	(0.78)		(0.78)	(0.78)

Preferred Share Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred Shares	—	—	0.09		—	—
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	(0.04)		—	—

Net asset value, end of year	$6.46	$5.33	$5.61		$6.54	$6.86

Market price, end of year	$5.68	$5.10	$6.24		$6.93	$6.93

Total return, market value(2)	24.29%	(8.51)%	2.00%		12.22%	59.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$583,944	$481,633	$502,648		$580,867	$605,194
Ratio of net expenses to average net assets, including interest expense(3)(4)(5)	1.45%	1.53%	1.56	%(6)	1.28%	1.36	%(7)
Ratio of total expenses to average net assets, including interest expense and excluding reimbursement(3)(4)	1.48%	1.53%	1.56	%(6)	1.28%	1.36	%(7)

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period^)

	Year ended
	February 28, 2021		February 29, 2020		February 28, 2019		February 28, 2018	February 28, 2017
Ratio of net investment income to average net assets(4)	7.04%		9.30%		9.22	%(6)	10.32%	11.33	%(7)
Auction-Rate Preferred shares asset coverage per share	$70,027	(8)	$62,132	(8)	$63,752	(8)	$65,668	$67,376
Cumulative Preferred shares asset coverage per share	$70	(8)	$62	(8)	$64	(8)	$—	$—
Cumulative Preferred shares average market value	$25.91	(9)	$25.81	(9)	$24.46	(9)	$—	$—
Portfolio turnover rate	73%		35%		41%		34%	28%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding.
(2)

Total return, market value is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Interest expense relates to participation in the debt financing (See Note 8).
(4)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(5)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.35%, 1.33%, 1.34%, 1.21% and 1.28% for the years ended 2021, 2020, 2019, 2018 and 2017, respectively.
(6)	Inclusive of tender offer expenses of 0.03%.
(7)	Inclusive of excise tax expense of 0.03% for the year ended February 28, 2017.
(8)	Asset coverage per share is calculated by combining all preferred shares.
(9)	Based on daily closing market prices.

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period^)

	Year ended
PER SHARE DATA:	February 28, 2021	February 29, 2020	February 28, 2019	February 28, 2018	February 28, 2017
Net asset value, beginning of year	$4.79	$5.03	$5.87	$6.14	$4.89

Investment Operations:
Net investment income	0.34	0.48	0.50	0.62	0.66
Net realized and change in unrealized gain (loss)	1.20	(0.03)	(0.57)	(0.14)	1.30

Total from investment operations	1.54	0.45	(0.07)	0.48	1.96

Dividends on Preferred Shares from Net Investment Income(1)	(0.08)	(0.14)	(0.12)	(0.06)	(0.02)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.46	0.31	(0.19)	0.42	1.94

Dividends and Distributions to Common Shareholders from:
Net investment income	(0.27)	(0.36)	(0.45)	(0.61)	(0.69)
Return of capital	(0.19)	(0.19)	(0.24)	(0.08)	—

Total dividends and distributions to common shareholders	(0.46)	(0.55)	(0.69)	(0.69)	(0.69)

Preferred Share Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred Shares	—	—	0.09	—	—
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	(0.05)	—	—

Net asset value, end of year	$5.79	$4.79	$5.03	$5.87	$6.14

Market price, end of year	$5.01	$4.54	$5.44	$6.10	$6.17

Total return, market value(2)	22.81%	(6.98)%	1.14%	10.84%	56.31%

See Notes to Financial Statements

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period^)

	Year ended
	February 28, 2021	February 29, 2020	February 28, 2019		February 28, 2018	February 28, 2017

RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$440,994	$364,382	$379,901		$440,106	$456,985
Ratio of net expenses to average net assets, including interest expense(3)(4)(5)	1.44%	1.41%	1.53	%(6)	1.32%	1.37%
Ratio of total expenses to average net assets, including interest expense and excluding reimbursement(3)(4)	1.47%	1.41%	1.53	%(6)	1.32%	1.37%
Ratio of net investment income to average net assets(3)	7.18%	9.48%	9.28	%(6)	10.31%	11.46%
Preferred shares asset coverage per share	$65,454 (7)	$58,421 (7)	$59,845	(7)	$65,147	$66,691
Cumulative Preferred shares asset coverage per share	$65 (7)	$58 (7)	$60	(7)	$—	$—
Cumulative Preferred shares average market value	$25.64 (8)	$25.39 (8)	$24.04	(8)	$—	$—
Portfolio turnover rate	73%	35%	41%		33%	28%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding.
(2)

Total return, market value is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(4)	Interest expense relates to participation in the debt financing (See Note 8).
(5)	Ratio of net expenses before interest expense and auction agent fees and commissions, was 1.39%, 1.36%, 1.39%, 1.24% and 1.30% for the years ended 2021, 2020, 2019, 2018 and 2017, respectively.
(6)	Inclusive of tender offer expenses of 0.04%.
(7)	Asset coverage per share is calculated by combining all preferred shares.
(8)	Based on daily closing market prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2021

Note 1. Organization

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“Artificial Intelligence & Technology Opportunities”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“Convertible & Income 2024 Target Term”), Virtus AllianzGI Convertible & Income Fund (“Convertible & Income”) and Virtus AllianzGI Convertible & Income Fund II Fund (“Convertible & Income II”) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, March 21, 2017, January 17, 2003 and April 22, 2003, respectively and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of ASC Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affected the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Starting February 1, 2021, concurrent with the change in adviser to Virtus Investment Advisers (as detailed in Note 4A), the Funds adopted valuation policies and procedures used by the other Virtus-sponsored registered Funds, which changes the pricing methodology for debt instruments and options

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the trading in the U.S. markets for investments such as ADRs, financial futures, Exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including convertible bonds and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from Real Estate Investment Trust (“REIT”) and Master Limited Partnership (“MLP”) investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Funds intend to distribute substantially all of their taxable income and capital gain, if any, and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the Funds’ income tax returns for the prior three years remain subject to examination by the applicable tax jurisdictions (with limited exceptions).

D.	Distributions to Common Shareholders

The Funds declare distributions to common shareholders monthly. The Funds record dividends and distributions on the ex-dividend date. Distributions may represent earnings from net investment income, realized capital gains, or if necessary, return of capital. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

E.	Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

F.	Senior Loans

The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Senior loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Senior loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the senior loan. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the senior loan with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the senior loan. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan.

The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Senior loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The senior loans have floating rate loan interests which generally pay interest a rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a senior loan is purchased the Funds may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior loan. Prepayment penalty fees are received upon the prepayment of a senior loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

G.	Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of February 28, 2021, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

H.	Payment In-Kind

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

H.	Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

I.	Expenses

Expenses incurred together by the Funds and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

Note 3. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration and/or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the COVID-19 pandemic has already meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and increased illiquidity for trading. Although the long-term economic fallout of COVID-19 is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Adviser or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out each Fund’s investment strategies and objectives, may be materially impaired. All of the foregoing could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in the respective associated disruptions could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the respective Fund.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 5, Convertible & Income and Convertible & Income II have auction-rate and cumulative preferred shares outstanding. As discussed further in Note 8 the Funds have entered into a liquidity facility. In connection with their use of leverage as well as their investment activities, the Funds may have exposure to the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBORs may continue beyond 2021 and certain of the most widely used LIBORs may continue until mid-2023. The unavailability of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs in connection with closing out positions and entering into new trades.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Funds’ organizational documents provide that their officers (“Officers”) and the Board of Trustees of each Fund (together, the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Funds’ maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

Note 4. Investment Manager/Advisory Fees and Related Party Transactions

A.	Investment Manager/Advisor

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) (“Investment Manager”) served as the Funds’ investment manager through January 31, 2021. AllianzGI U.S. is an indirect, wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich-based

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

Allianz Group. Effective February 1, 2021 (except for Artificial Intelligence & Technology Opportunities which received shareholder approval on February 25, 2021), following shareholder approval of new investment advisory agreements, Virtus Investment Advisers, Inc. (“VIA”) (“Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), became the Funds’ investment adviser and manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser. Effective February 1, 2021 (and February 26, 2021 for Artificial Intelligence & Technology Opportunities), AllianzGI U.S. became sole sub-adviser to these Funds.

As compensation for its services to the Funds, the Investment Manager/Adviser receives a fee, payable monthly, at an annual rate of 1.25% of Artificial Intelligence & Technology Opportunities average daily managed assets, an annual rate of 0.75% of average daily total managed assets of Convertible & Income 2024 Target Term, and an annual rate of 0.70% of Convertible & Income and Convertible & Income II’s average daily total managed assets. Total managed assets for Artificial Intelligence & Technology Opportunities and for Convertible & Income 2024 Target Term refer to the total assets of each Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). Total managed assets for Convertible & Income and Convertible & Income II refer to the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

B.	Administration Services

Effective February 1, 2021, Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.

From the period of February 1, 2021 through February 25, 2021, AllianzGI U.S. waived its management fee in an amount sufficient to offset this administration fee.

C.	Expense Limitations

Effective February 1, 2021, (and February 26, 2021 for Artificial Intelligence & Technology Opportunities), concurrent with VIA becoming investment adviser of the Funds, VIA contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2023. Following the contractual period, VIA may discontinue these expense reimbursement arrangements at any time. The reimbursements are calculated daily and received monthly.

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

Fund	Expense Limit

Artificial Intelligence & Technology Opportunities	0.09%

Convertible & Income 2024 Target Term	0.19%

Convertible & Income	0.13%

Convertible & Income II	0.15%

The exclusions include investment advisory fees paid to VIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any.

D.	Expense Recapture

Effective February 1, 2021, under certain conditions, the Adviser may recapture operating expenses reimbursed under these arrangements within three years after the date on which such amounts were incurred. A Fund must pay its ordinary expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

Fund	Expiration 2024

Artificial Intelligence & Technology Opportunities	$94,371

Convertible & Income 2024 Target Term	$25,004

Convertible & Income	$106,841

Convertible & Income II	$97,409

E.	Trustees’ Fees

For the period ended February 28, 2021, the following Funds incurred Trustees’ fees which are included in the Statements of Operations within the line item Trustees’ Fees and Expenses:

Fund	Trustees Fees

Artificial Intelligence & Technology Opportunities	$91,614

Convertible & Income 2024 Target Term	$18,709

Convertible & Income	$50,712

Convertible & Income II	$38,292

F.	Trustee Deferred Compensation Plan

The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, each of Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (formerly known as Allianz Funds) and Virtus Strategy Trust (formerly known as Allianz Funds Multi-Strategy Trust) selected by the Independent Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and 2020 were paid in cash, on a current basis. The Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

G.	Investments in Affiliates

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the period ended February 28, 2021, the Funds did not engage in Rule 17a-7 of the 1940 Act transactions.

An affiliated issuer includes any company in which a Fund held 5% or more of a company’s outstanding voting shares at any point during the fiscal year. The tables below represent transactions in and earnings from these affiliated issuers during the year ended February 28, 2021:

Convertible & Income:
	Market Value 2/29/2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 2/28/2021	Dividend Income	Shares as of 2/28/2021	Net Realized Gain (Loss)
CCF Holdings LLC Class A	$6	$—	$—	$—	$6	$—	56,642	$—
CCF Holdings LLC Class B	2	—	—	—	2	—	21,429	—
LiveStyle, Inc., Ser. B	7,657,200	—	—	—	7,657,200	—	76,572	—
LiveStyle, Inc.	9	—	—	(8)	1	—	90,407	—

Totals	$7,657,217	$—	$—	$(8)	$7,657,209	$—	245,050	$—

Convertible & Income II:
	Market Value 2/29/2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 2/28/2021	Dividend Income	Shares as of 2/28/2021	Net Realized Gain (Loss)
CCF Holdings LLC, Class B	$2	$—	$—	$—	$2	$—	$21,429	$—
LiveStyle, Inc., Ser. B	7,657,200	—	—	—	7,657,200	—	76,572	—
LiveStyle, Inc.	9	—	—	(8)	1	—	90,407	—

Totals	$7,657,211	$—	$—	$(8)	$7,657,203	$—	188,408	$—

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

Note 5. Investments in Securities

For the year ended February 28, 2021, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales

Artificial Intelligence & Technology Opportunities	$830,925,412	$863,322,344
Convertible & Income 2024 Target Term	234,451,566	255,327,823
Convertible & Income	584,879,808	657,258,678
Convertible & Income II	447,047,234	502,696,846

Note 6. Income Tax Information

The tax character of dividends and distributions paid was:

	Year ended February 28, 2021		Year ended February 29, 2020
	Ordinary Income (1)	Return of Capital	Ordinary Income (1)	Return of Capital

Artificial Intelligence & Technology Opportunities	$85,438,632	—	$11,154,676	—

Convertible & Income 2024 Target Term	10,078,494	—	10,077,871	—

Convertible & Income	34,489,987	$18,749,687	50,026,752	$20,275,298

Convertible & Income II	26,579,950	14,690,973	38,465,117	14,454,556

(1)	Includes short-term capital gains, if any.

At February 28, 2021, the components of distributable earnings were:

					Post-October Capital Loss (Gain)
	Ordinary Income	Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss(2)	Long-Term

Artificial Intelligence & Technology Opportunities	$87,442,822	$21,606,004	—	$258,339	—

Convertible & Income 2024 Target Term	15,377,881	—	—	—	—

Convertible & Income	—	—	$233,664,580	—	$199,770

Convertible & Income II	—	—	185,531,273	—	—

(2)	Ordinary losses realized during the period January 1, 2021 through February 28, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

As of February 28, 2021, certain Funds have capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Internal Revenue Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryovers are as follows:

	No Expiration
	Short-Term	Long-Term

Convertible & Income	$47,379,408	$186,285,172

Convertible & Income II	36,330,988	149,200,285

For the year ended February 28, 2021, the Fund had capital loss carryforwards which were utilized as follows:

	Short-Term	Long-Term

Convertible & Income	$30,166,843	$—

Convertible & Income II	22,759,231	—

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or NAV of the Fund. As of February 28, 2021, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital In Excess of Par	Unrealized Appreciation (Depreciation)

Artificial Intelligence & Technology Opportunities(a)(c)(d)(f)	$2,741,465	$(2,326,802)	$(414,663)	—

Convertible & Income 2024 Target Term(a)(b)(c)(d)	3,644,492	(3,509,899)	(134,593)	—

Convertible & Income(a)(b)(c)(e)	2,974,730	(2,544,169)	—	$(430,561)

Convertible & Income II(a)(b)(c)(e)	2,144,229	(1,828,302)	—	(315,927)

These permanent “book-tax” differences were primarily attributable to:

(a)	Treatment of bond premium amortization
(b)	Reclassification of contingent debt/convertible securities income/gains
(c)	Section 305 sales adjustment
(d)	Non-deductible excise tax paid
(e)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(f)	Net operating losses

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

At February 28, 2021, the aggregate cost basis and gross unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis(3)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation

Artificial Intelligence & Technology Opportunities	$836,317,795	$216,206,893	$4,364,749	$211,842,144

Convertible & Income 2024 Target Term	265,215,428	8,508,458	6,176,733	2,331,725

Convertible & Income	871,345,043	137,352,928	56,277,165	81,075,763

Convertible & Income II	662,670,953	104,822,282	42,504,270	62,318,012

(3)	Differences between book and tax cost basis were attributable to wash sale loss deferrals, Section 305 adjustments and the differing treatment of bond premium amortization.

Note 7. Auction-Rate Preferred Shares

Convertible & Income has 1,894 shares of Auction-Rate Preferred Shares Series A, 1,779 shares of Auction-Rate Preferred Shares Series B, 1,909 shares of Auction-Rate Preferred Shares Series C, 1,842 shares of Auction-Rate Preferred Shares Series D and 1,507 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 1,296 shares of Auction-Rate Preferred Shares Series A, 1,512 shares of Auction-Rate Preferred Shares Series B, 1,239 shares of Auction-Rate Preferred Shares Series C, 1,156 shares of Auction-Rate Preferred Shares Series D and 1,298 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends on the Auction-Rate Preferred Shares are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the year ended February 28, 2021, the annualized dividend rates paid with respect to the Auction-Rate Preferred shares of Convertible & Income and Convertible & Income II ranged from:

	High	Low	At February 28, 2021
Series A	2.357%	0.060%	0.140%
Series B	2.357%	0.075%	0.140%
Series C	2.342%	0.075%	0.140%
Series D	1.637%	0.060%	0.140%
Series E	1.607%	0.060%	0.120%

Convertible & Income and Convertible & Income II are subject to certain limitations and restrictions while Auction-Rate Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Auction-Rate Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Auction-Rate Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

and on certain matters affecting the rights of the Auction-Rate Preferred Shares. On matters where preferred shareholders vote separately from common shareholders, including the election of the preferred shares trustees, preferred shareholders are entitled to one vote per $25.00 in liquidation preference per share.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for the ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, which for the Funds is equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, from March 1, 2020 to July 19, 2020 and by a minimum of 200% from July 20, 2020 to February 28, 2021 depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On July 20, 2020, Moody’s Investors Service downgraded each Fund’s ARPS ratings to A1 from Aa3. As a result, the applicable multiplier for calculating the maximum rate increased from 150% to 200% beginning on that date. If the Funds’ ARPS continue to fail and the “maximum rate” payable on the ARPS rises as result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

Note 8. Liquidity Facility

Each of Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II has entered into a liquidity facility (each an “SSB Facility” and together the “SSB Facilities”) with State Street Bank & Trust Company (“State Street”). The Funds pledge their assets as collateral to secure obligations under the SSB Facilities. The Funds retain the risks and rewards of the ownership of assets pledged to secure obligations under the SSB Facilities. As part of the SSB Facilities, the Funds make assets available for securities lending transactions with State Street acting as the Funds’ authorized agent for these transactions. All transactions initiated through State Street are required to be secured with cash collateral received from the securities borrower (the “Borrower”). Securities lending transactions will be secured with cash collateral in amounts no less than 100% of the market value of the securities utilized in these transactions. Cash received by State Street from securities lending is credited against borrowings under the SSB Facilities. Upon return of securities by the Borrower, State Street will return the cash collateral to the Borrower, as applicable, which will eliminate the credit against the borrowings and will cause the draw-downs under the SSB Facilities to increase by the amounts returned. Borrowing fees on the loaned securities are retained by State Street.

State Street indemnifies the Funds for certain losses that may arise if the Borrower fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, State Street uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If such collateral is insufficient, the purchase of replacement securities is made at State Street’s sole cost and expense. Although the risk of the loss of the securities is mitigated by receiving collateral

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

from the Borrower and through State Street indemnification, the Funds could experience a delay in recovering securities or could experience a lower than expected return if the Borrower fails to return the securities on a timely basis.

State Street may fund drawdowns under a State Street Facility through reverse repurchase agreements in a manner and on terms that are substantially similar to the securities loans described above. None of the Funds’ borrowings during the reporting period were funded though reverse repurchase agreements. At February 28, 2021, the maximum capital commitment amounts under the respective SSB Facilities were $125,000,000, $71,000,000, $34,000,000 and $0, respectively, for Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II. Interest on amounts drawn under each SSB Facility is charged at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.55%, with a commitment fee of 0.15% payable on the maximum capital commitment amount less the amount drawn in any month when the amount drawn is less than 85% of the commitment amount on any day. At February 28, 2021, the Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term and Convertible & Income had borrowings outstanding under the SSB Facilities totaling $30,000,000, $69,700,000 and $28,851,500, respectively, which are shown in the Statements of Assets and Liabilities as Loan Payable. Convertible & Income II did not have borrowings outstanding at February 28, 2021. The interest rate charged at February 28, 2021, was 0.74%. During the year ended February 28, 2021 when the Funds had outstanding borrowings, the weighted average daily balances outstanding for Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term and Convertible & Income were $30,000,000, $69,700,000 and $28,851,500, respectively, at the weighted average interest rate, including commitment fees, of 0.773%, 0.950%, 0.950%, respectively. Loan interest expense of $128,923, $677,574, and $280,474, respectively, are included in the Funds’ Statements of Operations.

As of February 28, 2021, Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Term and Convertible & Income used approximately $18,380,941, $41,754,405 and $24,334,709, respectively, of the cash collateral received from the Liquidity Facility to credit against borrowings under the SSB Facilities, representing 1.75%, 15.5% and 2.5% of managed assets, respectively. Cash and securities purchased with cash received through the SSB Facility are included in cash and investment line items per the Statements of Assets and Liabilities. As of February 28, 2021, $18,417,779, $40,887,965 and $24,043,613 of securities were on loan, respectively, under the SSB Facilities for Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term and Convertible & Income. These amounts are reflected on the Statements of Assets and Liabilities in Investments, at value. Each Fund may terminate its SSB Facility with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, an SSB Facility could be deemed in default and result in termination. Absent a default or facility termination event, State Street is required to provide a Fund with 360 days’ notice prior to terminating such Fund’s SSB Facility.

Note 9. Common Shares Issued

During the fiscal period ended February 29, 2020, Artificial Intelligence & Technology Opportunities issued 30,750,000 common shares in its initial public offering. An additional 2,068,135 shares were issued in connection with the exercise of the underwriters’ over-allotment option. These shares were all issued at the $20.00 per share public offering price. The Investment Manager agreed to pay all offering costs associated with the public offering.

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

Each of Convertible & Income and Convertible & Income II has a currently effective “shelf” registration statement pursuant to which it may offer, from time to time in one or more offerings, up to $120 million (in the case of Convertible & Income) and $90 million (in the case of Convertible & Income II) in common shares on terms to be determined at the time of the offering. The Board has also approved underwriting arrangements for such potential offerings. However, as of the date of this prospectus, neither Fund had initiated such an offering and it is uncertain whether or when either Fund will proceed with such an offering. Convertible & Income and Convertible & Income II both incurred deferred offering costs related to the offering, which, if any, will be charged to capital upon the completion of the offering or charged to expense if the offering is not completed.

Note 10. Cumulative Preferred Shares

On September 11, 2018, Convertible & Income II issued 4,360,000 shares of 5.50% Series A Cumulative Preferred Shares with an aggregate liquidation value of $109,000,000 (“NCZ Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 11, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income II may at any time, upon notice of redemption, redeem the NCZ Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.50% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income II received a long-term rating of “AAA” from Fitch Ratings. (“Fitch Ratings”).

On September 20, 2018, Convertible & Income issued 4,000,000 shares of 5.625% Series A Cumulative Preferred Shares with an aggregate liquidation value of $100,000,000 (“NCV Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 20, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income may at any time, upon notice of redemption, redeem the NCV Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.625% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income received a long-term rating of “AAA” from Fitch Ratings. Fitch Ratings downgraded the Cumulative Preferred Shares of each Fund from “AAA” to “AA” on May 14, 2020.

On December 16, 2020, the Board of Trustees of the Convertible & Income and Convertible & Income II approved a Repurchase Plan (“Repurchase Plan”) with respect to the outstanding series A cumulative preferred shares (“CPS”) issued by the Funds. Each Fund has access to a short-term revolving credit facility (as outlined in Note 8). Pursuant to the Repurchase Plan, the Funds would repurchase its CPS in the open market on any trading day when (i) a Fund’s CPS are trading at a market price at or below their liquidation preference ($25.00 per share), provided the current rate of interest on its State Street Credit Facility is less than or equal to 5.00% or (ii) a Fund’s CPS are trading at a market price which represents a premium of up to 1.00% above their liquidation preference (up to $25.25) provided the current rate of interest on its State Street Credit Facility is less than or equal to 3.00% for Convertible & Income or less than or equal to 2.75% for Convertible &

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

Income II, subject, in each case, to the terms and conditions of the Repurchase Plan and input from the portfolio management team as to market conditions and other factors. Any repurchases will be made consistently with the requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. On each day that shares are repurchased under the Repurchase Plan, a Fund may repurchase its shares in an amount up to 25% of the average daily trading volume of the CPS over the trailing four week period. It is currently expected that each Fund would borrow under its respective State Street Credit Facility to replace any leverage reduced through the Repurchase Plan.

Note 11. Significant Account Holder

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a Fund. At February 28, 2021, Louisiana Workers Co., Fidelity National Financial Inc. and America Financial Life & Annuity Insurance Co. each held 5% or more of cumulative preferred shares of Convertible & Income. At February 28, 2021, Fidelity National Financial Inc. held 5% or more of cumulative preferred shares of Convertible & Income II.

Note 12. Indemnifications

Under the Funds’ organizational documents, the Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 13. Regulatory Matters and Litigation

From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually, or in the aggregate, to be material to these financial statements.

Note 14. Recent Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effective of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTES TO FINANCIAL STATEMENTS (Continued)

FEBRUARY 28, 2021

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following are the only subsequent events requiring recognition or disclosure in these statements.

On March 1, 2021 the following monthly dividends were declared to common shareholders, payable April 1, 2021 to common shareholders of record on March 11, 2021:

Artificial Intelligence & Technology Opportunities	$0.1250 per common share
Convertible & Income 2024 Target Term	$0.0460 per common share
Convertible & Income	$0.0425 per common share
Convertible & Income II	$0.0375 per common share

On March 1, 2021 the following monthly dividends were declared to cumulative preferred shareholders, payable March 31, 2021 to shareholders of record on March 11, 2021:

Convertible & Income	$0.3515625 per share
Convertible & Income II	$0.34375 per share

On December 4, 2020, Fitch Ratings published revised closed-end fund obligations ratings criteria, which included new, lower ratings caps for closed-end funds (the “New Ratings Criteria”). In connection with the New Ratings Criteria, on March 23, 2021, the Board approved, effective upon Fitch Ratings’ rating of the ARPS and/or Cumulative Preferred Shares, as applicable, pursuant to the New Ratings Criteria: (i) the New Ratings Criteria as the operative Fitch Ratings criteria with respect to Convertible & Income II’s ARPS and Convertible & Income’s and Convertible & Income II’s outstanding Cumulative Preferred Shares, and associated amendments to each Fund’s Bylaws, and (ii) a related amendment to Convertible & Income II’s Bylaws that will modify a financial covenant to conform with the New Ratings Criteria.

On April 1, 2021 the following monthly dividends were declared to common shareholders, payable May 3, 2021 to common shareholders of record on April 12, 2021:

Artificial Intelligence & Technology Opportunities	$0.1250 per common share
Convertible & Income 2024 Target Term	$0.0460 per common share
Convertible & Income	$0.0425 per common share
Convertible & Income II	$0.0375 per common share

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, and Virtus AllianzGI Convertible & Income Fund II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations, statement of cash flows of Virtus AllianzGI Convertible & Income 2024 Target Term Fund, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations, cash flows of Virtus AllianzGI Convertible & Income 2024 Target Term Fund, and changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund	Statement of operations for the year ended February 28, 2021 and statements of changes in net assets for the year ended February 28, 2021 and the period October 31, 2019 (commencement of operations) through February 29, 2020
Virtus AllianzGI Convertible & Income 2024 Target Term Fund	Statement of operations and statement of cash flows for the year ended February 28, 2021, and statements of changes in net assets for each of the years ended February 28, 2021 and February 29, 2020
Virtus AllianzGI Convertible & Income Fund Virtus AllianzGI Convertible & Income Fund II	Statements of operations for the year ended February 28, 2021 and statements of changes in net assets for each of the years ended February 28, 2021 and February 29, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 28, 2021

We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

FEDERAL INCOME TAX INFORMATION (Unaudited)

FEBRUARY 28, 2021

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

The following percentages of ordinary dividends paid during the fiscal year ended February 28, 2021, are designated as “qualified dividend income” (or the maximum amount allowable):

Artificial Intelligence & Technology Opportunities	3.99%

Convertible & Income 2024 Target Term	0.00%

Convertible & Income	25.29%

Convertible & Income II	25.00%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law.

The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended February 28, 2021, that qualify for the corporate dividend received deduction is set below

(or the maximum amount allowable):

Artificial Intelligence & Technology Opportunities	3.75%

Convertible & Income 2024 Target Term	0.00%

Convertible & Income	24.98%

Convertible & Income II	24.69%

In early 2022, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2021. The amount that will be reported will be the amount to use on the shareholders’ 2021 federal income tax return. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.

Principal Strategies: Under normal market conditions, the Fund seeks to achieve its investment objective by investing across the capital structure in companies across a broad range of industries and technologies positioned to benefit from the evolution and disruptive power of artificial intelligence and other new technologies. The Fund seeks to invest in companies, across a wide range of industries and market capitalizations, that produce, design or market artificial intelligence technologies or other new technologies, use artificial intelligence or other new technologies in their product development or operations or are expected to benefit significantly from artificial intelligence or other new technologies and related developments.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, equity securities, and debt and other income-producing instruments. The Fund attempts to reduce the risk of capital loss through, among other things, independent credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy. The Fund normally does not invest more than 20% of its managed assets in income producing securities (such limit does not apply to convertible securities).

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of securities issued by artificial intelligence companies and in other companies that stand to benefit from artificial intelligence and other technology opportunities. The Fund considers artificial intelligence to mean the use of systems or other technologies able to either perform tasks that normally involve human intelligence, such as visual perception, speech recognition and decision-making, or leverage data-driven insights to deliver new solutions.

Under normal circumstances, at least 15% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in artificial intelligence companies. The Fund normally invests at least 30% of its managed assets in convertible securities. The Fund does not normally invest more than 20% of its managed assets in high yield securities (such limit does not apply to convertible securities). The Fund normally invests at least 30% of its managed assets in equity securities. The Fund does not normally invest more than 30% of its managed assets in securities of foreign issuers.

Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.

Principal Risks:

Artificial Intelligence-Related Companies: Companies involved in, or exposed to, artificial intelligence-related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The artificial intelligence companies in which the Fund may invest may not be identified by or widely known for any particular artificial intelligence product or service, but rather use artificial intelligence in their product development or deployment or are expected to benefit substantially from artificial intelligence and related developments.

Technology-Related: Funds that make significant investments in the technology sectors will be subject to risks particularly affecting technology or technology-related companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, and patent and other intellectual property considerations.

Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.

Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

Limited Term: The Fund will terminate on or around October 29, 2031 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

Sector Focused Investing: Events negatively affecting a particular market sector in which the portfolio focuses its investments may cause the value of the portfolio to decrease.

Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

No Guarantee: There is no guarantee that the Fund will meet its objective.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about September 1, 2024.

Principal Strategies: The Fund normally invests at least 80% of its managed assets in a diversified portfolio of convertible securities and income-producing debt instruments. A portion of the Fund’s income-producing debt instruments are expected to consist of high yield securities (sometimes referred to as “high yield” or “junk” securities), which are securities that are, at the time of investment, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either S&P Global Rating Services or Fitch Ratings Inc.) or that are unrated but determined by AllianzGI U.S.to be of comparable quality. In addition, a portion of the Fund’s income-producing debt instruments generally are expected to consist of senior secured loans.

Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in a diversified portfolio of high yield securities, convertible securities and other income-producing debt instruments, including senior secured loans, primarily of U.S. issuers. The allocation of the Fund’s investments between these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, such that one asset class may be more heavily weighted in the Fund’s portfolio than the other class at any time and from time to time, and sometimes to a substantial extent. The Fund attempts to reduce the risk of capital loss through, among other things, internally generated credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy.

Under normal circumstances, the Fund does not invest more than 30% of its managed assets in securities of non-U.S. issuers, including no more than 20% of its managed assets in securities of emerging markets issuers.

Under normal circumstances, the Fund may invest up to 30% of its managed assets in senior secured loans and other types of loans, loan assignments and loan participations, as measured at the time of investment.

Under normal circumstances, the Fund’s exposure to derivatives used for non-hedging purposes is limited to 20% of its managed assets.

Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.

Principal Risks:

Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.

High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.

Limited Term: The Fund will terminate on or around September 1, 2024 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

No Guarantee: There is no guarantee that the Fund will meet its objective.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.

Principal Strategies: In selecting investments for the Fund, AllianzGI U.S. attempts to identify issuers that successfully adapt to change. AllianzGI U.S. uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. AllianzGI U.S. attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. AllianzGI U.S.’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.

The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.

Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares, cumulative preferred shares and indebtedness.

Principal Risks:

Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.

Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.

Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments,

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

No Guarantee: There is no guarantee that the Fund will meet its objective.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.

Principal Strategies: In selecting investments for the Fund, AllianzGI U.S. attempts to identify issuers that successfully adapt to change. AllianzGI U.S. uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. AllianzGI U.S. attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. AllianzGI U.S.’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.

The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.

Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.

Principal Risks:

Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.

Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.

Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

No Guarantee: There is no guarantee that the Fund will meet its objective.

CHANGES TO THE BOARD OF TRUSTEES (Unaudited)

Effective February 1, 2021, George Aylward was appointed as a Class III Trustee of Artificial Intelligence & Technology Opportunities, as a Class III Trustee of Convertible & Income 2024 Target Term and as a Class II Trustee of each of Convertible & Income and Convertible & Income II. Mr. Aylward is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective February 1, 2021, Philip R. McLoughlin was appointed as a Class II Trustee of Artificial Intelligence & Technology Opportunities and as a Class I Trustee of Convertible & Income II, and as an advisory Trustee of each of Convertible & Income 2024 Target Term and Convertible & Income. Mr. McLoughlin is not an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act.

Effective February 1, 2021, Mr. Brian T. Zino was appointed as advisory Trustee of each of Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II. Mr. Zino is not an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act.

SHAREHOLDER MEETING RESULTS (Unaudited) (Continued)

RESULTS OF SPECIAL SHAREHOLDER MEETING

At a special meeting of shareholders of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (known at the time as AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus AllianzGI Convertible & Income Fund (known at the time as AllianzGI Convertible & Income Fund) and Virtus AllianzGI Convertible & Income Fund II (known at the time as AllianzGI Convertible & Income Fund II), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (known at the time as AllianzGI Convertible & Income 2024 Target Term Fund) (together, the “Funds”), each a series of Virtus Investment Trust, held on November 24, 2020 (for Virtus AllianzGI Convertible & Income Fund II and Virtus AllianzGI Convertible & Income 2024 Target Term), December 23, 2020 (for Virtus AllianzGI Convertible & Income Fund) or February 25, 2021 (for Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund) shareholders voted on the following proposals:

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (known at the time as AllianzGI Artificial Intelligence & Technology Opportunities)

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 1: To approve a new investment advisory agreement between the Fund and Virtus.	14,670,490 85.30% of Shares Voted, with more than 50% of the Shares present or represented by proxy	378,097 2.20% of Shares Voted, with more than 50% of the Shares present or represented by proxy	2,149,780 12.50% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 2: To approve a new subadvisory agreement by and among the Fund, Virtus and AllianzGI U.S.	14,541,204 84.55% of Shares Voted, with more than 50% of the Shares present or represented by proxy	391,200 2.27% of Shares Voted, with more than 50% of the Shares present or represented by proxy	2,265,966 13.18% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Virtus AllianzGI Convertible & Income Fund (known at the time AllianzGI Convertible & Income)

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 1: To approve a new investment advisory agreement between the Fund and Virtus.	39,735,562 83.32% of Shares Voted, with more than 50% of the Shares present or represented by proxy	2,132,570 2.26% of Shares Voted, with more than 50% of the Shares present or represented by proxy	5,821,011 12.21% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 2: To approve a new subadvisory agreement by and among the Fund, Virtus and AllianzGI U.S.	39,652,533 83.15% of Shares Voted, with more than 50% of the Shares present or represented by proxy	2,221,668 2.35% of Shares Voted, with more than 50% of the Shares present or represented by proxy	5,814,942 12.19% of Shares Voted, with more than 50% of the Shares present or represented by proxy

SHAREHOLDER MEETING RESULTS (Unaudited) (Continued)

RESULTS OF SPECIAL SHAREHOLDER MEETING

Virtus AllianzGI Convertible & Income Fund II (known at the time as AllianzGI Convertible & Income II)

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 1: To approve a new investment advisory agreement between the Fund and Virtus.	34,797,030 81.85% of Shares Voted, with more than 50% of the Shares present or represented by proxy	2,652,581 6.24% of Shares Voted, with more than 50% of the Shares present or represented by proxy	5,063,377 11.91% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 2: To approve a new subadvisory agreement by and among the Fund, Virtus and AllianzGI U.S.	34,801,024 81.86% of Shares Voted, with more than 50% of the Shares present or represented by proxy	2,635,901 6.20% of Shares Voted, with more than 50% of the Shares present or represented by proxy	5,076,063 11.94% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Virtus AllianzGI Convertible & Income 2024 Target Term Fund (known at the time as AllianzGI Convertible & Income 2024 Target Term Fund)

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 1: To approve a new investment advisory agreement between the Fund and Virtus.	7,640,678 82.54% of Shares Voted, with more than 50% of the Shares present or represented by proxy	329,078 3.56% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,286,811 13.90% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 2: To approve a new subadvisory agreement by and among the Fund, Virtus and AllianzGI U.S.	7,612,909 82.24% of Shares Voted, with more than 50% of the Shares present or represented by proxy	334,243 3.61% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,309,415 14.15% of Shares Voted, with more than 50% of the Shares present or represented by proxy

SHAREHOLDER MEETING RESULTS (Unaudited) (Continued)

RESULTS OF SPECIAL SHAREHOLDER MEETING

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (known at the time as AllianzGI Artificial Intelligence & Technology Opportunities Fund)

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 1: To approve a new investment advisory agreement between the Fund and Virtus.	14,670,490 85.30% of Shares Voted, with more than 50% of the Shares present or represented by proxy	378,097 2.20% of Shares Voted, with more than 50% of the Shares present or represented by proxy	2,149,780 12.50% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 2: To approve a new subadvisory agreement by and among the Fund, Virtus and AllianzGI U.S.	14,541,204 84.55% of Shares Voted, with more than 50% of the Shares present or represented by proxy	391,200 2.27% of Shares Voted, with more than 50% of the Shares present or represented by proxy	2,265,966 13.18% of Shares Voted, with more than 50% of the Shares present or represented by proxy

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES OF THE FUNDS (Unaudited)

At meetings held on August 20 and August 27, 2020 by the Contracts Committee (the “Committee”) of the Boards of Trustees of the Funds (the “Boards”), the Trustees who are not interested persons of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”) considered proposed advisory and subadvisory agreements in connection with the proposed strategic partnership between Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the then-current investment adviser to each Fund, and Virtus Investment Partners, Inc. (together with its affiliates, “Virtus”), pursuant to which Virtus companies would become, subject to certain shareholder approvals and additional terms and conditions, the investment adviser and administrator for the Funds (the “Transition”). In addition, in connection with the Transition, AllianzGI U.S. would continue to provide portfolio management services in a sub-advisory capacity for Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and a portion of the assets of Virtus Dividend, Interest & Premium Strategy Fund, and NFJ Investment Group LLC, a newly-formed affiliate of Virtus (the “Virtus Value Equity Subadviser”), would sub-advise a sleeve of the portfolio of Virtus Dividend, Interest & Premium Strategy Fund. On August 31, 2020, the Boards approved advisory agreements between each Fund and Virtus Investment Advisers, Inc. (“VIA”) (the “Advisory Agreements”) and subadvisory agreements between VIA and AllianzGI U.S. or the Virtus Value Equity Subadviser (the “Subadvisory Agreements”, and together with the Advisory Agreements, the “Agreements”), as further discussed below.

In evaluating the Agreements, the Independent Trustees considered how the Transition was expected to impact the Funds and considered the representations from Virtus and AllianzGI U.S. regarding the potential benefits of their strategic partnership with respect to the Funds. The Independent Trustees inquired whether Virtus and AllianzGI U.S. had specific plans for the future structure of the Funds, whether they planned to propose to eliminate any Funds, and whether there were plans to change the fees or expense structure of any of the Funds. The Independent Trustees considered in this regard that following the Transition there would be no changes planned to the organizational structure of each Fund. They also considered that Virtus had agreed to contractually limit each Fund’s total operating expenses so that, on a net basis, such expenses would be equal to or lower than total expenses prior to the Transition for at least two years following the effective date of the Transition.

In addition, the Independent Trustees considered the following in connection with their consideration of the Agreements: (1) the nature, extent, and quality of the services expected to be provided by Virtus, AllianzGI U.S. and/or the Virtus Value Equity Subadviser, as applicable; and (2) the fairness of the Agreements.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services, the Independent Trustees considered the following, among other factors: (1) Virtus’ experience as a manager of managers of the Virtus funds whose portfolios are managed by subadvisers; (2) the experience of key Virtus personnel responsible for oversight of the Funds; (3) the experience of Virtus affiliates in providing administrative and other services, including its oversight of third-party service providers; (4) the quality of the services provided by Virtus affiliates to the Virtus funds and the performance history and third-party rankings of those funds; (5) Virtus’ risk management program, including with respect to enterprise, operational and other risks; and (6) Virtus’ representations regarding the soundness of Virtus’ financial condition and its relationship to a large financial services enterprise.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES OF THE FUNDS (Unaudited) (Continued)

Fairness

With respect to the fairness of the Agreements, the Independent Trustees considered the following, among other matters: (1) the projected profitability of Virtus affiliates from their potential relationship with each Fund; (2) the projected profitability of AllianzGI U.S. and the Virtus Value Equity Subadviser, as applicable, related to becoming a subadviser to a Fund; (3) the pro forma expenses of each Fund following the Transition, including reflecting any proposed changes in service providers to the Funds; (4) the extent to which economies of scale might be realized as each Fund grows and any potential reduction in expenses associated with being part of a larger fund complex; (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund; and (6) any potential “fall-out” benefits from the relationships of Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser with the Funds, such as reputational value derived from serving as the adviser or subadviser to the Funds, as applicable. In considering the estimate of the projected profitability of Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser from their relationships with each Fund, as applicable, the Boards determined that such profitability was not excessive in light of the nature, scope and quality of services expected to be provided.

Other Factors

In unanimously approving and recommending shareholder approval of the Agreements, the Independent Trustees concluded, as considered in the context of AllianzGI U.S’s representation that it is exiting the U.S. fund business (except as a subadviser), that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination in the exercise of their business judgment, the Independent Trustees considered the following factors, among others, in addition to those noted above:

(1)

the terms of the proposed new investment advisory agreements for the Funds (together, the “Proposed Investment Advisory Agreements”) are substantially similar in all material respects to those of the Funds’ investment management agreements with AllianzGI U.S., which were approved by the Boards and Independent Trustees on June 25, 2020 (together, the “Prior IMAs”);

(2)	the various potential benefits of the Transition to the shareholders of each Fund;

(3)

the investment and performance oversight process used by Virtus under its multi-manager model under which it contracts with and oversees affiliated and unaffiliated subadvisers, and its ability to adequately and effectively oversee and perform due diligence on those subadvisers, including AllianzGI U.S. and the Virtus Value Equity Subadviser;

(4)

the structure of the Virtus Value Equity Subadviser as an affiliated manager of Virtus and its access to resources, including Virtus’ investment oversight capabilities, trading and compliance infrastructure;

(5)	the compliance history of Virtus and AllianzGI U.S. and their respective compliance programs, including Virtus’ oversight of the compliance programs of the subadvisers it employs;

(6)

the adequacy of Virtus’ resources to service the Funds, as compared with the resources of AllianzGI U.S., including Virtus’ resources with respect to its investment oversight, legal, compliance, valuation, fund administration and accounting functions, and its commitment to add additional resources to support those areas as necessary with the addition of the Funds to the Virtus fund complex, in connection with and following the Transition;

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES OF THE FUNDS (Unaudited) (Continued)

(7)

the experience of Virtus in managing leverage for open-end and closed-end funds, including its experience with the related compliance issues and testing involved in managing leverage as well as Virtus’ experience dealing with activists in the closed-end funds that they currently manage or have managed;

(8)	the impact on the continued use of leverage on the Funds’ advisory fees which are based on total managed assets and the inherent conflicts involved with the use of leverage;

(9)	there would be no proposed changes to each Fund’s principal investment objectives and strategies as a direct result of the Transition;

(10)	the performance of the Funds relative to comparable funds and unmanaged indices, as reviewed during the Boards’ 2020 annual Section 15(c) renewal process;

(11)

the continuity of the portfolio managers for each of the Funds, the representations from Virtus to AllianzGI U.S. as to the length and terms of the sub-advisory relationship as reflected in the strategic partnership agreement between AllianzGI U.S. and Virtus (the “Strategic Partnership Agreement”), and any impact of the subadvisory arrangements on the retention of those portfolio managers by AllianzGI U.S. or the Virtus Value Equity Subadviser;

(12)	the advisory fees under the Proposed Investment Advisory Agreements are identical to those paid under the Prior IMAs;

(13)

information provided by AllianzGI U.S. and Virtus regarding the fees and expense ratios of the Funds relative to comparable funds, as reviewed during the Boards’ 2020 annual Section 15(c) renewal process;

(14)	the fees and expense ratios of any funds or accounts managed by AllianzGI U.S. or Virtus (if any) using a comparable investment strategy to those of the Funds;

(15)

the reasonableness of the proposed “fee split” in the advisory and subadvisory fees, including whether the split in the fee appropriately reflects the services provided by Virtus on the one hand, and the services that would be provided by AllianzGI U.S. or the Virtus Value Equity Subadviser, on the other, and whether the fee split could provide an incentive for Virtus to replace AllianzGI U.S. with an affiliated manager;

(16)

that Virtus has agreed to contractually limit each Fund’s total operating expenses, so that, on a net basis, such expenses will be equal to or lower than net total expenses prior to the Transition for at least two years following the Transition, although the Independent Trustees noted that total operating expenses could increase after that date unless the expense limitation agreement is continued;

(17)

the ability to spread fixed costs over a large combined asset base among the funds in the Virtus fund complex, which has the potential to result in a reduction in the per share expenses paid by shareholders of each Fund over the longer term;

(18)

the commitment of Virtus and AllianzGI U.S. to pay the expenses of each Fund associated with the Transition, including all legal expenses associated with the Transition and the Boards’ approval of the Agreements, as well as the expenses associated with the proxy solicitation, so that shareholders of the Funds would not have to bear any such expenses;

(19)

the possible benefits that may be realized by each Fund and by Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser as a result of the Transition, including certain payouts to AllianzGI U.S. based on a percentage of the net management fees of certain Funds, as reflected in the Strategic Partnership Agreement;

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES OF THE FUNDS (Unaudited) (Continued)

(20)	AllianzGI U.S.’s communication to the Boards that it is exiting the U.S. fund business (except as a subadviser) and has entered into the Strategic Partnership Agreement with Virtus;

(21)	any impact on Virtus or AllianzGI U.S. or their operations related to the COVID-19 pandemic and the resulting market volatility and the functioning of their business continuity during this time;

(22)	Virtus’ experience with other similar fund adoptions and the related transitions;

(23)	compensation expected to be paid by the Funds to Virtus affiliates for other services;

(24)

that other proposed changes to the Funds’ other service providers were not expected to result in any diminution in the quality or extent of the services as compared with the services provided to each Fund and its shareholders prior to the Transition;

(25)

that all of the Independent Trustees would (a) remain on the Boards of each Fund in order to maintain the continuity and historical knowledge of the Boards with respect to AllianzGI U.S., the individual Fund strategies, and the portfolio managers of each Fund, among other matters; and (b) three of the Independent Trustees would, subject to required approvals, be proposed for nomination to the boards of trustees of the open-end funds and certain closed-end funds in the Virtus fund complex in order to realize administrative and cost efficiencies involved with having one unified, integrated board with one set of board meetings as requested and recommended by Virtus and AllianzGI U.S. as part of their strategic alliance; and

(26)

the commitment from Virtus and AllianzGI U.S. that they would refrain from imposing or seeking to impose, for a period of two years after the Transition, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds.

Conclusion

After reviewing these and other factors, the Boards concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and in their business judgment that they were satisfied with Virtus’ and AllianzGI U.S.’s responses to their requests for information, including Virtus’ representations regarding its efforts to improve performance for underperforming Funds following the Transition. The Boards also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services expected to be provided by Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser, as applicable, taking into account Virtus’ agreement to continue existing expense limitations for at least a two-year period following the Transition. Based on their evaluation of factors they deemed to be material, including, but not limited to, those factors described above, the Boards, including the Independent Trustees, unanimously concluded that the approval of the Agreements with respect to each Fund was in the best interests of the Fund and its shareholders, and determined to recommend that the Agreements be submitted for approval by Fund shareholders.

PRIVACY POLICY (Unaudited)

03/2021

FACTS	WHAT DO VIRTUS CLOSED END FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you

> your social security number and address

> the number of shares you own (if you hold shares in certificated form)

> the number of shares you own in the automatic reinvestment plan (“DRIP”) (if you participate in the DRIP)

> your withdrawals or sales of shares held in the DRIP (if you withdraw from the DRIP)

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Virtus Closed End Funds (“CEF”) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Virtus share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-254-5197 or closedendfunds@virtus.com

Who we are
Who is providing this notice?

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund

Virtus AllianzGI Convertible & Income 2024 Target Term Fund

Virtus AllianzGI Convertible & Income Fund

Virtus AllianzGI Convertible & Income Fund II

Virtus AllianzGI Diversified Income & Convertible Fund

Virtus AllianzGI Equity & Convertible Income Fund

Virtus Dividend, Interest & Premium Strategy Fund

What we do
How does Virtus CEF protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Virtus CEF collect my personal information?

We collect your personal information, for example, when you or your broker

> provide information to us or our transfer agent

> enroll in the DRIP

> automatically reinvest dividends through the DRIP

> withdraw from the DRIP

Why can’t I limit all sharing?

Federal law gives you the right to limit only

>  sharing for affiliates’ everyday business purposes — information about your creditworthiness

> affiliates from using your information to market to you

> sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. > Virtus CEF do not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. > Virtus CEF do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. > Virtus CEF do not jointly market.

DIVIDEND REINVESTMENT PLAN (Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation.

Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan.

For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)

Fees and expenses.

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees.

In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

BOARD OF TRUSTEES (Unaudited)

Independent Trustees(1)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953 Trustee and Chairman of the Board	NCV & NCZ (since 2010); CBH (since 2017); AIO (since 2019)	Adjunct Professor (since 2011), New York University Stern School of Business; Lecturer (since 2013), Stanford University Graduate School of Business; and Director (since 2013), Victory Capital Holdings, Inc., an asset management firm. Formerly, Trustee (2005-2015), American Museum of Natural History; and Trustee and Member of Board of Overseers (2007-2015), NYU Langone Medical Center; and Advisory Director (formerly, Vice Chairman) (2009-2018), Roundtable Investment Partners.	7	Trustee (since 2010), Virtus AllianzGI Closed-End Funds(2) (7 portfolios) Trustee, PIMCO Closed-End Funds(3) (28 portfolios)
Sarah E. Cogan 1956	AIO, CBH, NCV & NCZ (since 2019)	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm); Formerly, Partner (1989 to 2018), STB; Director (since 2016), Girl Scouts of Greater New York; and Trustee (since 2013), Natural Resources Defense Council, Inc.	99

Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); and Trustee, PIMCO Closed-End Funds(3) (28 portfolios).

Deborah A. DeCotis 1952	NCV & NCZ (since 2011); CBH (since 2017); AIO (since 2019)	Advisory Director (since 1996), Morgan Stanley & Co., Inc.; Member (since 2009), Circle Financial Group; Member (since 2013), Council on Foreign Relations; Trustee (since 2017), Smith College; and Director (Since 2017), Watford Re. Formerly, Co-Chair Special Projects Committee (2005 to 2015), Memorial Sloan Kettering; Trustee (2010 to 2015), Stanford University; and Principal (1999 to 2014), LaLoop LLC, a retail accessories company.	99

Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), Virtus AllianzGI Closed-End Funds(2) (7 portfolios) Trustee (since 2011), PIMCO Closed-End Funds(3) (28 portfolios).

BOARD OF TRUSTEES (Unaudited) (Continued)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
F. Ford Drummond 1962	NCV & NCZ (since 2015); CBH (since 2017); AIO (since 2019)	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	99	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2015), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Hans W. Kertess 1939 Vice Chairman of the Boards	NCV & NCZ (since 2006); CBH (since 2017); AIO (since 2019)	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director) (since 2004), Royal Bank of Canada Capital Markets.	7	Trustee (since 2004), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee, PIMCO Closed-End Funds(3) (28 portfolios).
James S. MacLeod 1947	NCV & NCZ (since 2015); CBH (since 2017); AIO (since 2019)	Chief Executive Officer (2010 to 2018), CoastalSouth Bancshares; President and Chief Operating Officer (2007 to 2018), Coastal States Bank; Managing Director and President (2007 to 2018), Homeowners Mortgage, a subsidiary of Coastal States Bank.	7

Non-Executive Chairman & Director, Sykes Enterprises, Inc.; Trustee since 2015, Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Non-Executive Chairman (since 2018), CoastalSouth Bancshares, Inc.; Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa.

BOARD OF TRUSTEES (Unaudited) (Continued)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Philip McLoughlin(4) 1946	AIO, CBH, NCV & NCZ (since 2021)	Retired.	102	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
William B. Ogden, IV 1945	NCV & NCZ (since 2006); CBH (since 2017); AIO (since 2019)	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	7	Trustee (since 2006), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee, PIMCO Closed-End Funds(3) (28 portfolios).
Davey S. Scoon 1946 Trustee, Vice Chairman of the Boards	NCV & NCZ (since 2015); CBH (since 2017); AIO (since 2019)	Formerly, Adjunct Professor (2011 to 2019), University of Wisconsin-Madison.	7	Director (since 2016), Albireo Pharma, Inc.; and Director (since 2006), AMAG Pharmaceuticals, Inc. Formerly, Director, Biodel Inc. (2013 to 2016). Trustee (since 2015), Virtus AllianzGI Closed-End Funds(2) (7 portfolios).

BOARD OF TRUSTEES (Unaudited) (Continued)

Interested Trustees(5)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George R. Aylward 1964(4)	AIO, CBH, NCV & NCZ (since 2021)	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005)	103

Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (4 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

BOARD OF TRUSTEES (Unaudited) (Continued)

Advisory Board Member

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Brian T. Zino 1952	AIO, CBH, NCV & NCZ (since 2021)	Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2008) including President (1994 to 2008).	99	Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

*	Unless otherwise indicated, the business address of the persons listed c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.
(1)

“Independent Trustees” are those Trustees who are not “interested persons”, (as defined in Section 2(a)(19) of the 1940 (Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)

Virtus AllianzGI Closed-End Funds are part of the Virtus fund complex: Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”).

(3)

PIMCO Closed-End Funds are not part of the Virtus fund complex: PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; PIMCO Energy and Tactical Credit Opportunities Fund; PCM Fund, Inc.; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Credit and Mortgage Income Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Opportunity Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Strategic Income Fund, Inc.; PIMCO Flexible Credit Income Fund; and PIMCO Flexible Municipal Income Fund.

(4)	Effective February 1, 2021, Messrs. Aylward and McLoughlin were each appointed as a Trustee of the Funds.
(5)	Mr. Aylward is an “Interested Person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Investment Manager and its affiliates.

OFFICERS WHO ARE NOT TRUSTEES (Unaudited)

Name, Address*, Year of Birth and Position(s) Held with Trust**	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter J. Batchelar Senior Vice President 1970	AIO, CBH, NCV & NCZ (since 2021)	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Senior Vice President (since 2017), and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Angela Borreggine Vice President, Chief Legal Officer, Counsel and Secretary 1964	NCV & NCZ (since 2016); CBH (since 2017); AIO (since 2019)

Vice President and Senior Counsel, Virtus Investment Partners LLC (since 2021); Director, Senior Counsel, Chief Legal Officer and Secretary of 62 Funds in the Allianz Global Investors US LLC family of funds (2016 to 2021); Chief Legal Officer and Secretary (2016 to 2020), The Korea Fund, Inc.

W. Patrick Bradley Executive Vice President, Chief Financial Officer and Treasurer 1972	AIO, CBH, NCV & NCZ (since 2021)

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC;. and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

OFFICERS WHO ARE NOT TRUSTEES (Unaudited) (Continued)

Name, Address*, Year of Birth and Position(s) Held with Trust**	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jennifer Fromm Vice President and Assistant Secretary 1973	AIO, CBH, NCV & NCZ (since 2021)	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds;(2) Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2016) and Senior Counsel (since 2007), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Fund Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg Senior Vice President, and Chief Compliance Officer 1956	AIO, CBH, NCV & NCZ (since 2021)	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

OFFICERS WHO ARE NOT TRUSTEES (Unaudited) (Continued)

Name, Address*, Year of Birth and Position(s) Held with Trust**	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short Senior Vice President 1972	AIO, CBH, NCV & NCZ (since 2021)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Each of the Fund’s executive officers is an “interested person” of the Funds (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

*	Unless otherwise indicated, the business address of the persons listed above c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.
**	Effective February 1, 2021, each of the Fund’s executive officers was appointed to the position(s) set forth herein.

Trustees

Alan Rappaport

Chairman of the Board of Trustees

George R. Aylward

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Hans W. Kertess

James S. MacLeod

Philip R. McLoughlin

William B. Ogden, IV

Davey S. Scoon

Brian T. Zino

Advisory Member

Fund Officers

George R. Aylward

President and Chief Executive Officer

Peter J. Batchelar

Senior Vice President

Angela Borreggine

Vice President, Counsel, Chief Legal Officer and Secretary

W. Patrick Bradley

Executive Vice President, Chief Financial Officer and Treasurer

Jennifer Fromm

Vice President and Assistant Secretary

Nancy J. Engberg

Senior Vice President and Chief Compliance Officer

Julia R. Short

Senior Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103-2608

Administrator

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund and Virtus AllianzGI Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of their fiscal year as an exhibit to its reports on Form NPORT-P. Each Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. The portfolio holdings is also available on the Funds’ website at https://www.virtus.com/our-products/individual-investors/closed-end-funds.

Information on the Funds is available at https://www.virtus.com/our-products/individual-investors/closed-end-funds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

For more information about

Virtus Closed-End Funds, please

contact us at 1-800-254-5197 or closedendfunds@virtus.com

or visit Virtus.com.

8064	02-21

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue Brooklyn, NY 11219

ITEM 2.	CODE OF ETHICS

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

During the period covered by this report, there were amendments to a provision of the code of ethics adopted in 2(a) above. Effective February 1, 2021, the code of ethics was amended to mirror the code of ethics adopted by other Virtus Funds. While the text of the code of ethics changed, the intent of the provisions of the code of ethics did not. The provisions of the code of ethics are intended to be written standards that are reasonably designed to deter wrongdoing and to promote each element enumerated in the code of ethics definition in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2) As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Davey S. Scoon, who serves on the Fund’s Audit Oversight Committee, is qualified to serve as an “audit committee financial expert,” and that Mr. Scoon is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods are $77,182 in 2021 and $74,500 in 2020.

b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2021 and $0 in 2020. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees

The aggregate fees billed in each of the last two fiscal periods for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2021 and $18,025 for 2020.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (“RIC”) in connection with audits of the Fund’s financial statement, review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees

The aggregate fees billed in each of the last two fiscal periods for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus AllianzGI Convertible & Income 2024 Target Term Fund’s (the “Fund”) Board of Trustees (the “Board”) has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve services provided to the Fund and those non-audit services provided to the Fund’s affiliated service provided that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Oversight Committee has determined that the Chair of the Audit Oversight Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting.

e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Registrant, and rendered to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal periods was $12,000 for 2021 and $981,243 for 2020.

**Note the Registrant changed investment advisers during its fiscal year and thus, the 2021 fees represent the fee structure under the current investment adviser (Virtus Investment Advisers, Inc.) and the 2020 fees represents the fee structure under the former investment adviser (Allianz Global Investors U.S. LLC).

h)

The registrant’s audit oversight committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The registrant has a separately designated audit oversight committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Registrant is comprised of Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Hans W. Kertess, James S. MacLeod, Philip McLoughlin, William B. Ogden, IV, David S. Scoon, and Alan Rappaport. Brian T. Zino also serves as an advisory member of the audit committee.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues – executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by each subadviser to the Fund in voting proxies for their respective funds.

AllianzGI U.S. Funds

AllianzGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI U.S. has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI U.S., AllianzGI U.S. uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI U.S. are considered “associated persons” as that term is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases, a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI U.S. may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI U.S. and its clients have been identified AllianzGI U.S. may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI U.S. will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI U.S. and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of the date of filing this report, the Fund’s sub-adviser is Allianz Global Investors U.S. LLC. The names, titles and length of service of the person(s) employed by or associated with the registrant or an investment adviser of the registrant who is primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing this report:

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager, CIO US Income and Growth Strategies

Mr. Forsyth is a portfolio manager, a managing director and CIO US Income and Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s Income and Growth Strategies team and has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. Mr. Forsyth has been the lead portfolio manager for the firm’s US High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s US Convertible strategy in 1998. Mr. Forsyth has been managing collateralized loan obligation (CLO) portfolios since 2006 and has been the lead portfolio manager on the Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients worldwide, he supervises multiple open-end and closed-end mutual funds and provides oversight for the US Short Duration High Income strategy. He has 29 years of investment industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa. Mr. Forsyth is a CFA charterholder.

Justin M. Kass, CFA

Managing Director, Portfolio Manager

Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Prior joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 23 years of investment industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

David J. Oberto

Director, Portfolio Manager

Mr. Oberto is a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. He has been a portfolio manager for the firm’s US High Yield Bond strategy since 2017. In addition to management responsibility for institutional clients, Mr. Oberto is responsible for managing multiple closed-end and open-end mutual funds. He has 18 years of investment industry experience. Mr. Oberto was previously a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer for Bain Capital. He began his career as an intern at Gabelli Asset Management. Mr. Oberto has a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University.

William L. Stickney

Managing Director, Portfolio Manager

Mr. Stickney is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1999. He has portfolio management and research responsibilities for the Income and Growth Strategies team.

Mr. Stickney has 32 years of investment industry experience. Previously, he was a vice president of institutional fixed-income sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. He also worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. in finance from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

(a) (2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of February 29, 2021 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
Portfolio Managers	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)
Douglas G. Forsyth	10	$14,460	18	$6,122	11	$36,275	*
Justin Kass, CFA	9	13,691	11	2,935	8	34,592	*
David J. Oberto	9	13,691	11	2,935	8	34,592	*
William L. Stickney	9	13,691	11	2,935	8	34,592	*

*	Of the Other Accounts, one account totaling $15 million that pays an advisory fee based in part on the performance of the account

Of the Other Pooled Investment Vehicles, Mr. Forsyth manages two accounts totaling $1,764 million and Mr. Kass, Mr. Oberto and Mr. Stickney manage one account totaling $1,511 that pays an advisory fee based in part on the performance of the account.

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a)(3)

Compensation Structure

As of the date of filing this report, the following explains the compensation structure of each individual employed by AllianzGI US who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years. The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth is determined on a formulaic basis. This team shares a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Plan Award (“LTIPA”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to approximately 50%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIPA element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three-year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIPA/DIF commensurate with the prior cumulative three-year performance. In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2021.

Virtus AllianzGI Convertible & Income 2024 Target Term Fund

PM Ownership
Douglas G. Forsyth	None
Justin Kass, CFA	Over $1,000,000
David J. Oberto	$10,001 - $50,000
William L. Stickney	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the period being reported, there were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees (the “Board”) since the Trust last provided disclosure in response to this item. Effective February 1, 2021, the Board has adopted a new policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Board’s Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the most recent six months of the period covered by this report that materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant does not maintain a securities lending program and does not receive income, fees or other compensation that would be reportable under this Item. However, the registrant maintains a liquidity facility with State Street Bank and Trust Company (“State Street”) that permits draw-downs to be funded through securities lending and reverse repurchase transactions administered by State Street. The registrant believes that this arrangement permits State Street to provide financing on more favorable economic terms than would otherwise apply.

ITEM 13.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(a) (4) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Virtus AllianzGI Convertible & Income 2024 Target Term Fund (formerly known as AllianzGI Convertible & Income 2024 Target Term Fund)

By:	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date: May 7, 2021

By:	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date: May 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date: May 7, 2021

By:	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date: May 7, 2021